[Draft--8/18/95]





                      $[           ] 1/
                      -------------- -
           Medium-Term Senior Notes, Series C, and
           ---------------------------------------
          Medium-Term Subordinated Notes, Series D,
          -----------------------------------------
              Due from Nine Months to 30 Years
              --------------------------------
                     from Date of Issue
                     ------------------


                   Paine Webber Group Inc.
                   -----------------------


                   Distribution Agreement
                   ----------------------


                                         [           ], 1995
                                          New York, New York

PAINEWEBBER INCORPORATED
          1285 Avenue of the Americas
          New York, New York 10019

CS FIRST BOSTON CORPORATION
          Park Avenue Plaza
          New York, New York 10055


Dear Sirs:

             Paine Webber Group Inc., a Delaware corporation
(the "Company"), confirms its agreement with each of you with respect to the issue and sale by the Company of up to
$[           ] 1/ aggregate principal amount of its
               -
Medium-Term Senior Notes, Series C, and Medium-Term Subordinated Notes, Series D, Due from Nine Months to
30 Years from Date of Issue (the "Notes"). The Notes will be issued either as subordinated to ("Subordinated Notes") or on a parity with ("Senior Notes") other unsecured and unsubordinated indebtedness of the Company and will have the annual interest rates, maturities, redemption provisions, optional repayment rights and other terms as set forth in a supplement to the Prospectus referred to below. The Senior Notes will be issued under an Indenture dated as of March 15, 1988, between the Company and Chemical Bank, as trustee (the "Senior Note Trustee"), as amended by the First Supplemental Indenture dated as of September 22, 1989, and by the Second Supplemental Indenture dated as of March 22, 1991 (such






--------------------

     1/ Or the U.S. dollar equivalent.
     -

Indenture, as so supplemented, being hereinafter referred to as the "Senior Note Indenture"), each between the Company and the Senior Note Trustee. The Subordinated Notes will be issued under an Indenture dated as of March 15, 1988, between the Company and Chemical Bank Delaware, as trustee (the "Subordinated Note Trustee"), as amended by the First Supplemental Indenture dated as of September 22, 1989, by the Second Supplemental Indenture dated as of March 22, 1991, and by the Third Supplemental Indenture dated as of November 30, 1993 (such Indenture, as so supplemented, being hereinafter referred to as the "Subordinated Note Indenture"), each between the Company and the Subordinated Note Trustee. The Senior Note Indenture and the Subordinated Note Indenture are hereinafter sometimes referred to as the "Indentures"; and the Senior Note Trustee and the Subordinated Note Trustee are hereinafter sometimes referred to as the "Trustees". The Notes will be issued, and the terms thereof established, in accordance with the Indentures and, in the case of Notes sold pursuant to Section l(a), the Medium-Term Notes Administrative Procedures attached hereto as Annex A (the "Procedures"). For the purposes of this Agreement, the term the "Agent" shall refer to each of you acting solely in the capacity as agent for the Company pursuant to Section l(a) and not as principal, the term the "Purchaser" shall in each instance refer to the applicable Agent acting solely as principal pursuant to Section l(g) and not as agent, and the term "you" shall refer to each of you acting in both such capaci-ties or in either such capacity.

             1.  Appointment of Agents; Solicitation by the
                 ------------------------------------------
Agents of Offers to Purchase; Sales of Notes to a Purchaser.
------------------------------------------------------------
(a) Subject to the terms and conditions set forth herein, the Company hereby appoints each of the Agents to act as its agent for the purpose of soliciting offers to purchase all or part of the Notes from the Company upon the terms set forth in the Prospectus, as amended or supplemented from time to time, and in the Procedures. The appointment of the Agents hereunder is not exclusive and the Company may from time to time offer Notes for sale otherwise than to or through an Agent; provided, however, that so long as this
                  --------  -------
Agreement is in effect the Company will not solicit offers to purchase Notes through any agent without amending this Agreement to appoint such agent an additional Agent hereunder on the same terms and conditions as provided herein for the Agents and without giving the Agents prior notice of such appointment. It is understood, however, that if from time to time the Company is approached by a prospective agent offering to solicit a specific purchase of Notes, the Company may engage such agent with respect to such specific purchase, provided that (i) such agent is engaged on terms substantially similar to the applicable terms of this Agreement and (ii) the Agents are given notice of such engagement promptly after it is agreed to.

             (b)  On the basis of the representations and
warranties set forth herein, but subject to the terms and conditions set forth herein, each of the Agents agrees to use reasonable efforts, as agent of the Company, to solicit offers to purchase Notes from the Company upon the terms set forth in the Prospectus, as amended or supplemented from time to time, and in the Procedures. Each Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company, but such Agent shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Subject to the provisions of this Section and to the Procedures, offers for the purchase of Notes may be solicited by an Agent at such times and in such amounts as such Agent may from time to time deem advisable.

             (c)  The Company reserves the right, in its
sole discretion, to suspend solicitation of offers to purchase Senior Notes or Subordinated Notes from the Company at any time for any period of time or permanently. Upon receipt of instructions from the Company, each Agent forthwith will suspend its solicitation of offers to purchase Senior Notes or Subordinated Notes, as the case may be, from the Company until such time as the Company has advised such Agent that such solicitation may be resumed.

             (d)  Each Agent will communicate to the
Company, orally or in writing, each offer to purchase Notes from the Company that is received by such Agent as agent of the Company and that is not rejected by such Agent as provided below. The Company will have the sole right to accept offers to purchase Notes from the Company and may reject any such offer, in whole or in part, for any reason. Each of the Agents may, in its discretion reasonably exercised, reject any offer to purchase Notes from the Company that is received by such Agent, in whole or in part, and any such rejection shall not be deemed a breach of such Agent's agreements contained herein.


             (e)  The Company agrees to pay an Agent a
commission, on the date of delivery by the Company of any Note sold hereunder (a "Closing Date"), with respect to each sale of Notes by the Company as a result of a solicitation made by such Agent, in an amount equal to that percentage speci-fied in Schedule I hereto of the aggregate principal amount of each Senior Note and each Subordinated Note sold by the Company. Such commission shall be payable as specified in the Procedures. The commission rates may be amended from time to time by written agreement of the Company and the Agents.

             (f) Each of the Agents agrees, with respect to any Note denominated in a currency other than the U.S. dollar or the European Currency Unit, as agent, directly or indirectly, not to solicit offers to purchase, and as principal under any Terms Agreement (as hereinafter defined) or otherwise, directly or indirectly, not to offer, sell or deliver, such Note in, or to residents of, the country issuing such currency, except as permitted by applicable law.

             (g) Subject to the terms and conditions stated herein, whenever the Company and an Agent determine that the Company shall sell Notes directly to such Agent as purchaser (the "Purchaser"), each such sale of Notes shall be made in accordance with the terms of this Agreement and any supple-mental agreement relating thereto between the Company and the Purchaser. Each such supplemental agreement (which shall be substantially in the form of Annex B) is herein referred to as a "Terms Agreement". The Purchaser's com-mitment to purchase Notes pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein con-tained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall describe the Notes to be purchased by the Purchaser pursuant thereto and shall specify the principal amount of such Notes, the price to be paid to the Company for such Notes, the rate at which interest will be paid on the Notes, the Closing Date for such Notes, the place of delivery of the Notes and payment therefor, the method of payment and any modification of the requirements for the delivery of the opinions of counsel, the certificates from the Company or its officers and the letter from the Company's independent public accountants pursuant to Section 7(c). Such Terms Agreement shall also specify any period of time referred to in Section 5(l).

             Delivery of the certificates for Notes sold to the Purchaser pursuant to any Terms Agreement shall be made as agreed to between the Company and the Purchaser and set forth in the respective Terms Agreement, not later than the Closing Date set forth in such Terms Agreement, against payment of funds to the Company in the net amount due to the

Company for such Notes by the method and in the form set forth in such Terms Agreement.

             2.  Offering Procedures.  The Procedures may be
                 --------------------
amended only by written agreement of the Company and the Agents after notice to the Trustees, and, to the extent any such amendment affects a Trustee, with the approval of such Trustee. The Company and each of the Agents agree to perform the respective duties and obligations specifically provided to be performed by them in the Procedures.

             3.  Registration Statements and Prospectus.
                 ---------------------------------------
The Company has filed with the Securities and Exchange Commission (the "Commission"), pursuant to the Securities
Act of 1933, as amended (the "Securities Act"), and the published rules and regulations adopted by the Commission thereunder (the "Rules"), a registration statement on
Form S-3 (No. 33-51149) (the "First Registration Statement"),
and a registration statement on Form S-3 (No. 33-[   ]) (the
"Second Registration Statement") (such Second Registration Statement also constituting Post-Effective Amendment No. 1 to the First Registration Statement), each including a basic prospectus, which have become effective under the Securities
Act under which the sale of $[           ] aggregate
principal amount of debt securities (the "Securities"), including the Notes, remains registered at this time (the First Registration Statement and the Second Registration Statement, each including all exhibits thereto and each as amended at the date of this Agreement, being hereinafter collectively called the "Registration Statements"). The Company has included in the Registration Statements, or has filed or will file with the Commission pursuant to the applicable paragraph of Rules 424(b) and 429 under the Securities Act, a supplement to the form of prospectus included in the Registration Statements relating to the Notes and the plan of distribution thereof (the "Prospectus Supplement"). In connection with the sale of the Notes the Company proposes to file with the Commission pursuant to the applicable paragraph of Rules 424(b) and 429 under the Securities Act further supplements to the Prospectus Supple-ment specifying the interest rates, maturity dates, redemp-tion provisions, if any, optional repayment rights, if any, and other terms of the Notes sold pursuant hereto or the offering thereof. The Indentures have been qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). The term "the Effective Date" shall mean, for each of the Registration Statements, each date that such Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Basic Prospectus" shall mean the form of basic prospectus relating to the Securities contained in each Registration Statement at the Effective Date. The term "Prospectus" means the Basic Prospectus as supplemented by the Prospectus Supple-ment. Any reference herein to a Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospec-tus includes the documents incorporated by reference therein pursuant to Item 12 of Form S-3 (the "Incorporated Docu-ments") which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date of such Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be, and any reference herein to "amend", "amendment" or "supplement" with respect to a Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus includes the Incorporated Documents filed under the Exchange Act after the Effective Date of such Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be; and any reference herein to the Registration Statements includes each of the First Registration Statement and the Second Registration Statement only so long as Notes may be issued in the future thereunder and shall refer to either one or both of such Registration Statements, as appropriate.

             The Company confirms that you are authorized to distribute the Prospectus and any amendments or supplements thereto.

             4.  Representations and Warranties.  The
                 -------------------------------
Company represents and warrants to you as follows:

             (a) The Company meets the requirements for the use of Form S-3 under the Securities Act. The Registration
Statements meet the requirements set forth in Rule
415(a)(1)(ix) or (x) of the Rules and comply in all other material respects with Rule 415 of the Rules.

             (b)  As of the date hereof, on the Effective
Date, when any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424 or Rule 429 of the Rules, as of the date of any Terms Agreement and on any Closing Date, (i) the Registration Statements, as amended as of any such time, the Prospectus, as amended or supplemented as of any such time, and the Incorporated Documents will comply in all material respects with the applicable requirements of the Securities Act and the Rules, and the Exchange Act and the Trust Indenture Act and the respective published rules and regulations adopted by the Commission thereunder, (ii) the Registration Statements, as amended as of any such time, did not or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the state-ments therein not misleading, and (iii) the Prospectus, as amended or supplemented as of any such time, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the state-ments therein, in the light of the circumstances under which they were made, not misleading; except that this representa-tion and warranty does not apply to (x) statements or omissions made in reliance on and in conformity with infor-mation relating to you furnished in writing to the Company by you expressly for use in the Registration Statements, the Prospectus or any amendment or supplement thereto or
(y) that part of the Registration Statements that shall constitute the Statements of Eligibility and Qualification on Form T-1 of the Trustees under the Trust Indenture Act, except statements or omissions in any such Statement made in reliance upon information furnished in writing to the applicable Trustee by or on behalf of the Company for use therein.

             (c)  As of the time any Notes are issued and
sold hereunder, the Indenture will constitute a legal, valid and binding instrument enforceable against the Company in accordance with its terms and such Notes will have been duly authorized, executed, authenticated and, when paid for by the purchasers thereof, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture.

             Each acceptance by the Company of an offer to purchase Notes from the Company and each request by the Company to you that you solicit offers to purchase Notes from the Company will be deemed to be a representation and warranty by the Company to you that the representations and warranties of the Company in this Agreement are true and correct as of the time of such acceptance and that such representations and warranties will be true and correct as of the Closing Date for such Notes, in each case as though made at and as of such time; it being understood that such representations and warranties will relate to the Registra-tion Statements as amended as of any such time and the Prospectus as amended or supplemented as of any such time.

             5.  Agreements.  (a)  Prior to the termination
                 -----------
of the offering of the Notes, the Company will not file any amendment or supplement to either of the Registration Statements or the Prospectus (except for (i) periodic or current reports filed under the Exchange Act, (ii) a supplement relating to any offering of Notes providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other similar terms of any Notes or (iii) a supplement relating to an offering of Securities other than Notes) (including any document to be incorporated therein by reference) unless a copy thereof has been submitted to you a reasonable period of time before its filing and you have not reasonably objected thereto within a reasonable period of time after receiving such copy. Subject to the foregoing sentence, the Company will cause each amendment or supplement to the Prospectus to be filed with the Commission as required pursuant to the Securities Act, the applicable paragraph of Rules 424(b) and/or 429 of the Rules or, in the case of any document to be incorporated therein by reference, to be filed with the Commission as required pursuant to the Exchange Act, within the time period prescribed and will provide evidence satisfactory to you of such filing.

             (b)  The Company will advise you promptly
(i) when each amendment or supplement to the Prospectus shall have been filed with the Commission pursuant to Rules 424(b) and/or 429 or, in the case of any document incorporated therein by reference, when such document shall have been filed with the Commission pursuant to the Exchange Act, (ii) when, prior to the termination of the offering of the Notes, any amendment to either of the Registration Statements shall have been filed or become effective,
(iii) of the initiation or threatening of any proceedings for, or receipt by the Company of any notice with respect to, the suspension of the qualification of the Notes for sale in any jurisdiction or the issuance of any order by the Commission suspending the effectiveness of either of the Registration Statements and (iv) of the receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to either of the Registration Statements, the Prospectus or any amendment or supplement thereto or to the transactions contemplated by this Agreement. The Company will use its best efforts to prevent the issuance of an order suspending the effectiveness of either of the Registration Statements and, if any such order is issued, to obtain its lifting as soon as possible.

             (c) The Company will deliver to you, without charge, two conformed copies of the Second Registration Statement and each post-effective amendment to the Registration Statements filed after the date hereof (includ-ing all exhibits filed with any such document) and as many conformed copies of the Registration Statements and each such amendment (excluding exhibits) and each Indenture as you may reasonably request.

             (d)  The Company, during the period when a
prospectus relating to the Notes is required to be delivered under the Act, will deliver, without charge, to you, at such office or offices as you may designate, as many copies of the Prospectus or any amendment or supplement thereto as you may reasonably request, and, if any event occurs during such period as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if during such period it is necessary to amend either Registration Statement or to amend or supplement the Prospectus to comply with the Securities Act or the Rules or the Exchange Act or the published rules and regulations adopted by the Commission thereunder, the Company promptly will (i) notify you to suspend solicitation of offers to purchase Notes from the Company, (ii) prepare and file with the Commission, subject to Section 5(a), and deliver, without charge, to you, an amendment or supplement which will correct such statement or omission or effect such compliance and (iii) supply any amended or supplemented Prospectus to you in such quantities as you may reasonably request.

             (e)  The Company, during the period when a
prospectus relating to the Notes is required to be delivered under the Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act. The Company will make generally available to its security holders as soon as practicable, but in any event not later than fifteen months after (i) the Effective Dates of the Registration Statements, (ii) the Effective Date of each post-effective amendment to either of the Registration Statements and
(iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Registration Statements, an earnings statement satisfying the provisions of Sec-tion 11(a) of the Securities Act and Rule 158 of the Rules.

             (f) The Company will take such actions as you designate in order to qualify the Notes for offer and sale under the securities or "blue sky" laws of such jurisdictions as you designate, will maintain such qualifi-cation in effect for so long as may be required for the distribution of the Notes and will arrange for the determi-nation of the legality of the Notes for purchase by institu-tional investors.

             (g) The Company will supply to you copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock and of each annual or other report it is required to file with the Commission. The Company shall furnish to you such information, documents, certificates of officers of the Company and opinions of counsel for the Company relating to the business, operations and affairs of the Company, the Registration Statements, the Prospectus, and any amendments thereof or supplements thereto, the Indenture, the Notes, this Agreement, the Procedures and the performance by the Company and you of its and your respective obligations hereunder and thereunder as you may from time to time and at any time prior to the termination of this Agreement reason-ably request.

             (h)  The Company will, whether or not the
transactions contemplated by this Agreement are consummated or this Agreement is terminated, (i) pay, or reimburse if paid by you, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including costs and expenses relating to (A) the preparation, printing and filing of the Registration Statements and exhibits thereto, the Prospectus, all amendments and supplements to either of the Registration Statements and the Prospectus, and the printing or other reproduction of the Indentures and this Agreement, (B) the authorization and issuance of the Notes and the preparation and delivery of certificates for the Notes, (C) the registration or qualification of the Notes for offer and sale under the securities or "blue sky" laws of the jurisdictions referred to in paragraph (f) of this Section 5 and the determination of the legality of the Notes, including the fees and disbursements of Cravath, Swaine & Moore, your counsel, in that connection, and the preparation and printing of preliminary and supplemental "blue sky" memoranda and legal investment memoranda, (D) the furnishing (including costs of shipping and mailing) to you of copies of the Prospectus, and all amendments or supplements to the Prospectus, and of all other documents, reports and other information required by this Section to be so furnished,
(E) all transfer taxes, if any, with respect to the sale and delivery of the Notes by the Company, (F) the fees and expenses of the Trustees, (G) all fees charged by the National Association of Securities Dealers, Inc., in connection with the Notes and (H) the fees charged by rating agencies in connection with any rating of the Notes,
(ii) reimburse you on a quarterly basis for all out-of-pocket expenses (including advertising expenses) incurred by you with the advance approval of the Company and
(iii) reimburse the reasonable fees and disbursements of Cravath, Swaine & Moore, your counsel, incurred in connection with this Agreement.

             (i) Each time that either of the Registration Statements or the Prospectus is amended or supplemented (other than by an amendment or supplement relating to any offering of Securities other than the Notes or providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other similar terms of any Notes sold pursuant hereto), including by the filing of any document incorporated therein by reference, the Company will deliver or cause to be delivered forthwith to you a certificate of the chief executive, operating or financial officer or treasurer and the secre-tary or chief financial or accounting officer or treasurer of the Company, dated the date of the effectiveness of such amendment or the date of filing of such supplement, in form reasonably satisfactory to you, to the effect that the statements contained in the certificate that was last furnished to you pursuant to either Section 6(c) or this paragraph (i) are true and correct at the time of the effectiveness of such amendment or the filing of such supplement as though made at and as of such time (except that (i) the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission shall be substituted for the corresponding date in such certificate and (ii) such statements shall be deemed to relate to the Registration Statements and the Prospectus as amended or supplemented to the time of the effectiveness of such amendment or the filing of such supplement) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 6(c) but modified to relate to the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission and to the Registration Statements and the Pro-spectus as amended or supplemented to the time of the effectiveness of such amendment or the filing of such supplement.

             (j) Each time that either of the Registration Statements or the Prospectus is amended or supplemented (other than by an amendment or supplement (i) relating to any offering of Securities other than the Notes,
(ii) providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other similar terms of any Notes sold pursuant hereto, or (iii) setting forth or incorporating by reference financial statements or other information as of and for a fiscal quarter, unless, in the case of clause (iii) above, in your reasonable judgment, such financial statements or other information are of such a nature that an opinion of counsel should be furnished), including by the filing of any document incorporated therein by reference, the Company will furnish or cause to be furnished forthwith to you a written opinion and a written letter of counsel for the Company satisfactory to you, dated the date of the effectiveness of such amendment or date of filing of such supplement, in form satisfactory to you, of the same tenor as the opinion and letter referred to in Section 6(d) but modified to relate to the Registration Statements and the Prospectus as amended or supplemented to the time of the effectiveness of such amendment or the filing of such supplement or, in lieu of such opinion and letter, counsel last furnishing such an opinion and letter to you may furnish you with a letter to the effect that you may rely on such counsel's last opinion and last letter to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such counsel's last opinion and last letter will be deemed to relate to the Registration Statements and the Prospectus as amended or supplemented to the time of the effectiveness of such amendment or the filing of such supplement).

             (k) Each time that either of the Registration Statements or the Prospectus is amended or supplemented to set forth amended or supplemental financial information, including by the filing of any document incorporated therein by reference, the Company will cause its independent public accountants forthwith to furnish a letter, dated the date of the effectiveness of such amendment or the date of filing of such supplement, in form satisfactory to you, of the same tenor as the letter referred to in Section 6(f) with such changes as may be necessary to reflect the amended and supplemental financial information included or incorporated by reference in the Registration Statements and the Prospec-tus, as amended or supplemented to the date of such letter, provided that if either of the Registration Statements or the Prospectus is amended or supplemented solely to include or incorporate by reference financial information as of and for a fiscal quarter, the Company's independent public accountants may limit the scope of such letter, which shall be satisfactory in form to you, to the unaudited financial statements, the related "Management's Discussion and Analy-sis of Financial Condition and Results of Operations" and any other information of an accounting, financial or statis-tical nature included in such amendment or supplement, unless, in your reasonable judgment, such letter should cover other information or changes in specified financial statement line items.

             (l)  During the period, if any, specified in
any Terms Agreement, the Company shall not, without the prior consent of the Purchaser, issue or announce the proposed issuance of any of its debt securities, including Notes, with terms substantially similar to the Notes being pur-chased pursuant to such Terms Agreement.

             (m)  Upon your reasonable request on any
Closing Date, the Company will furnish or cause to be furnished forthwith to you a written opinion of counsel for the Company satisfactory to you, dated such Closing Date, of the same tenor as paragraphs 1 and 3 of the opinion referred to in Section 6(d), but modified, as necessary, to relate to the Prospectus as amended or supplemented at such Closing Date and except that such opinion shall state that the Notes being sold by the Company on such Closing Date, when deliv-ered against payment therefor as provided in the applicable Indenture and this Agreement, will, assuming performance by the authenticating agent or the applicable Trustee under the applicable Indenture, have been duly executed, authenti-cated, issued and delivered and will constitute legal, valid and binding obligations of the Company entitled to the benefits of the applicable Indenture and enforceable in accordance with their terms, subject only to the exceptions as to enforcement set forth in paragraph 3 of the opinion referred to in Section 6(d), and that such Notes conform to the description thereof contained in the Prospectus as amended or supplemented to such Closing Date.

             6.  Conditions to the Obligations of each
                 -------------------------------------
Agent.  The obligations of each Agent to solicit offers to
------
purchase Notes from the Company are subject to the accuracy, on the date of this Agreement, on the Effective Date of each Registration Statement, when any amendment or supplement to the Prospectus is filed with the Commission pursuant to the applicable paragraph of Rule 424(b) and/or 429 of the Rules and on each Closing Date, of the representations and warranties of the Company in this Agreement, to the accuracy and completeness of all statements made by the Company or any of its officers in any certificate delivered to such Agent or such Agent's counsel pursuant to this Agreement, to performance by the Company of its obligations under this Agreement and to each of the following additional conditions:

             (a)  If filing of the Prospectus, or any
          supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no order suspending the effectiveness of either of the Registration Statements, as amended from time to time, shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in either of the Registration Statements or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of such Agent.

             (b) Since the date of the most recent financial statements included or incorporated by reference in the Prospectus, (i) there must not have been any change (of the type indicated in paragraph (b)(3) of Annex D to this Agreement) specified in the most recent letter of the type referred to in Section 5(k), in paragraph (f) of this Section 6 or in Section 7(c)(iv), (ii) there must not have been any material adverse change in the general affairs, prospects, management, business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Prospectus, as then amended or supplemented, (iii) the Company and its subsidiaries must not have sustained any material loss or interference with their business or properties from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree not described in the Prospectus, as then amended or supplemented, and
          (iv) there must not have been any downgrading in the rating of any of the Company's debt securities by any nationally recognized statistical rating organization (as defined for purposes of Rule 436(g) of the Rules) or any public announcement by any such organization of any proposal by it to downgrade such rating or that it has under surveillance or review its rating of the Notes or any other debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) if, in the judgment of such Agent, any such development referred to in clause (i), (ii), (iii) or (iv) makes it impracticable or inadvisable to proceed with the soliciting of offers to purchase Notes from the Company as contemplated by the Prospectus, as then amended or supplemented.

             (c) The Company shall have furnished to such Agent on the date of this Agreement a certificate of the Treasurer and the General Counsel of the Company, dated such date, certifying that (i) the signers have carefully examined the Registration Statements, the Prospectus, the Indentures and this Agreement, (ii) the representations and warranties of the Company in this Agreement are accurate on and as of the date of such certificate and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to the obligation of such Agent to solicit offers to purchase the Notes, (iii) since the date of the most recent financial statements included or incorporated by reference in the Prospectus, there has not been any material adverse change in the general affairs, prospects, management, business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus, as amended or supplemented as of the date of such certificate, and (iv) to the knowledge of such officers, no action to suspend the effectiveness of either of the Registration Statements, as amended as of the date of such certificate, or to prohibit the sale of the Notes has been taken or threatened by the Commission.

             (d) Such Agent shall have received on the date of this Agreement from the General Counsel of the Company an opinion and a letter each dated such date substantially identical to the proposed form of opinion and form of letter set forth in Annex C to this Agreement.

             (e) Such Agent shall have received on the date of this Agreement from Cravath, Swaine & Moore, its counsel, an opinion and a letter each dated such date with respect to the Company, the Notes, the Indentures, the Registration Statements, the Prospectus, this Agreement and the form and sufficiency of all proceedings taken in connection with the sale and delivery of the Notes. Such opinion, letter and proceedings shall be satisfactory in all respects to such Agent. The Company must have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to render such opinion and letter.

             (f) Such Agent shall have received, at the date of this Agreement, a signed letter from Ernst & Young, independent accountants for the Company, substantially in the form of Annex D to this Agreement.

             All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement will comply with this Agreement only if they are in form and scope satisfactory to such Agent and its counsel.

             If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to such Agent and its counsel, this Agreement and all obligations of such Agent hereunder may be canceled at any time by such Agent. Notice of such cancelation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

             The documents required to be delivered by this
Section 6 shall be delivered at the office of Cravath, Swaine & Moore, counsel for the Agents, at Worldwide Plaza, 825 Eighth Avenue, New York, New York, on the date of this Agreement.

             7.  Conditions to the Obligations of the Purchaser.
                 -----------------------------------------------
The obligations of the Purchaser to purchase any Notes from the Company are subject to the accuracy, on the date of any related Terms Agreement and on the Closing Date for such Notes, of the representations and warranties of the Company in this Agreement, to the accuracy and completeness of all statements made by the Company or any of its officers in any certificate delivered to the Purchaser or its counsel pursuant to this Agreement, to performance by the Company of its obligations under this Agreement and to each of the following additional conditions:

             (a) No stop order suspending the effectiveness of either of the Registration Statements shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

             (b) Since the date of the most recent financial statements included or incorporated by reference in the Prospectus, (i) there must not have been any change (of the type indicated in paragraph (b)(3) of Annex D to this Agreement) specified in the most recent letter of the type referred to in Section 5(k), in Section 6(f) or in paragraph (c)(iv) of this Section 7, (ii) there must not have been any material adverse change in the general affairs, prospects, management, business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Prospectus, as then amended or supplemented, (iii) the Company and its subsidiaries must not have sustained any material loss or interfer-ence with their business or properties from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree not described in the Prospec-tus, as then amended or supplemented, and (iv) there must not have been any downgrading in the rating of any of the Company's debt securities by any nationally recognized statistical rating organization (as defined for purposes of Rule 436(g) of the Rules) or, if so specified in the applicable Terms Agreement, any public announcement by any such organization of any proposal by it to downgrade such rating or that it has under surveillance or review its rating of the Notes or any other debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrad-ing, of such rating) if, in the judgment of the Purchaser, any such development referred to in clause (i), (ii), (iii) or (iv) makes it impracticable or inadvisable to consummate the purchase of the Notes.

             (c) If specified by any related Terms Agreement and except to the extent modified by such Terms Agreement, the Purchaser shall have received, appropriately updated, (i) a certificate of the Company, dated as of the Closing Date, to the effect set forth in Sec-tion 6(c) (except that references to the Prospectus shall be to the Prospectus as supplemented at the time of execution of the Terms Agreement), (ii) the opinion of the General Counsel of the Company, dated as of the Closing Date, to the effect set forth in Section 6(d),
          (iii) the opinion of Cravath, Swaine & Moore, counsel for the Purchaser, dated as of the Closing Date, to the effect set forth in Section 6(e) and (iv) a letter of Ernst & Young, independent accountants for the Company, dated as of the Closing Date, to the effect set forth in Section 6(f).

             (d) Prior to the Closing Date, the Company shall have furnished to the Purchaser such further informa-tion, certificates and documents as the Purchaser may reasonably request.

             If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Agreement and any Terms Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement or such Terms Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Purchaser and its counsel, such Terms Agreement and all obligations of the Purchaser thereunder and with respect to the Notes subject thereto may be canceled at, or at any time prior to, the respective Closing Date by the Purchaser. Notice of such cancelation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

             8.  Right of Person Who Agreed to Purchase to Refuse
                 ------------------------------------------------
to Purchase.  The Company agrees that any person who has agreed
------------
to purchase and pay for any Note, including the Purchaser and any person who purchases pursuant to a solicitation by an Agent, shall have the right to refuse to purchase such Note if, at the Closing Date therefor, any condition set forth in Section 6 or 7, as applicable, shall not be satisfied, it being understood that under no circumstances whatsoever shall an Agent have any duty or obligation to exercise the judgment permitted under Section 6(b) or Section 7(b) on behalf of any such person.

             9.  Indemnification.  (a) The Company will indemnify
                 ----------------
and hold harmless you, your directors, officers, employees and agents and each person, if any, who controls you within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, either Registration Statement or the Prospectus or any amendment or supplement to any of the foregoing, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that the Company will not be liable to the extent that such loss, claim, damage or liability arises from the sale of Notes by the Company to any person in the manner contemplated in the Prospectus, as amended or supplemented as of the time of the confirmation of such sale, as a result of a solicitation by you and is based upon an untrue statement or omission or alleged untrue statement or omission

(i) made in reliance upon and in conformity with information relating to you furnished in writing to the Company by you expressly for use in the document or (ii) in a preliminary prospectus if the Prospectus, as amended or supplemented as of the time of the confirmation of the sale to such person, corrected the untrue statement or omission or alleged untrue statement or omission which is the basis of the loss, claim, damage or liability for which indemnification is sought and a copy of the Prospectus, as so amended (but excluding any documents incorporated therein by reference), was not sent or given to such person at or before the confirmation of the sale to such person in any case where such delivery is required by the Securities Act, unless such failure to deliver the Prospectus, as so amended, was a result of noncompliance by the Company with
Section 5(d). This indemnity agreement will be in addition to any liability that the Company might otherwise have.

             (b) You will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of either the Securities Act or the Exchange Act, each director of the Company and each officer of the Company who signs either of the Registration Statements to the same extent as the foregoing indemnity from the Company to you, but only insofar as losses, claims, damages or liabilities arise from the sale of Notes by the Company to any person in the manner contemplated in the Prospectus as a result of a solicitation by you and are based upon any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, either Registration Statement or the Prospectus or any amendment or supplement to any of them in reliance upon and in conformity with information relating to you furnished in writing to the Company by you expressly for use in the document. This indemnity agreement will be in addition to any liability that you might otherwise have.

             (c) Any party that proposes to assert the right to be indemnified under this Section 9 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 9, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party (i) will not relieve it from liability under this Section 9 unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and
(ii) will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 9. If any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and, after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees and expenses of such counsel will be at the expense of such indemnified party unless
(1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded that there may be legal defenses available to it or other indemnified parties which are different from or in addition to those available to the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (3) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the fees and expenses of such counsel will be at the expense of the indemnifying party or parties and all such fees and expenses will be reimbursed promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent or, in connection with any proceeding or related proceedings in the same jurisdiction, for the fees and expenses of more than one separate counsel for all indemnified parties.

             10.  Contribution.  In order to provide for just and
                  -------------
equitable contribution in circumstances in which the indemnification provided for in Section 9 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or you, the Company and each of you agree to contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) (collectively "Losses") to which the Company and one or more of you may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by each of you from the offering of the Notes from which such Losses arise; provided,
                                                    --------
however, that in no case shall any of you be responsible for any
-------
amount in excess of the commissions received by you yourself in connection with the sale of Notes from which such Losses arise (or, in the case of Notes sold pursuant to a Terms Agreement, the aggregate commissions that would have been received by you yourself if such commissions had been payable). If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and each of you shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and each of you in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) of the Notes from which such Losses arise, and benefits received by each of you shall be deemed to be equal to the total commissions received by you yourself in connection with the sale of Notes from which such Losses arise (or, in the case of Notes sold pursuant to a Terms Agreement, the aggregate commissions that would have been received by you yourself if such commissions had been payable). Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or any of you. The Company and each of you agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 10, no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10, any person who controls a party to this Agreement within the meaning of either the Securities Act or the Exchange Act will have the same rights to contribution as that party, and each officer of the Company who signed either of the Registration Statements and each director of the Company will have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this
Section 10. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 10, notify such party or parties from whom contribution may be sought, but the omission so to notify
(i) will
not relieve such party or parties from liability under this
Section 10 unless and to the extent it or they did not otherwise learn of such action and such failure results in the forfeiture by such party or parties of substantial rights and defenses and
(ii) will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have otherwise than under this Section 10. No party will be liable for contribution with respect to any action or claim settled without its written consent.

             11.  Termination.  (a)  This Agreement may, as
                  ------------
between the Company and you, be terminated for any reason at any time by either the Company or you giving written notice of such termination to the other party. If any such notice is given, this Agreement will terminate, as between the Company and you, at the close of business on the third business day following the receipt of such notice by the party to whom such notice is given. In the event of any such termination, no party shall have any liability to the other party hereto, except as provided in Sections l(e), 5(h), 9, 10 and 12, and this Agreement shall continue between the Company and any other party to this Agreement without regard to any such termination.

             (b) Each Terms Agreement shall be subject to termination in the absolute discretion of the Purchaser by notice given to the Company if, prior to delivery of any payment for Notes to be purchased thereunder, (1) trading in the equity securities of the Company is suspended by the Commission, by an exchange that lists such equity securities of the Company, or by the NASDAQ National Market, (2) additional material governmental restrictions, not in force on the date of this Agreement, have been imposed upon trading in securities generally or minimum or maximum prices have been generally established on the New York Stock Exchange or on the American Stock Exchange, or trading in securities generally has been suspended on any such Exchange or a general banking moratorium has been established by Federal or New York authorities or (3) any outbreak or material escalation of hostilities or other calamity or crisis occurs the effect of which is such as to make it, in the judgment of the Purchaser, impracticable to market such Notes.

             12.  Miscellaneous.  The respective representations,
                  --------------
warranties and agreements of the Company and you in this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of you, the Company or any person controlling you or the Company and will survive delivery of and payment for the Notes. The reimbursement, indemnification and contribution agreements in Sections 1(e), 5(h), 9, 10 and 11 will remain in full force and effect regardless of any termination of this Agreement.

             This Agreement is for the benefit of you and the Company and the respective successors of each of you and the Company and, to the extent expressed in this Agreement, for the benefit of persons controlling you or the Company, and directors and officers of the Company, and their respective successors, and no other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement.

             Notwithstanding anything to the contrary contained in the Distribution Agreement dated November 30, 1993, between the Company and you (the "Prior Agreement"), the Prior Agreement shall terminate (except with respect to Sections 1(e), 5(h), 9, 10 and 11 thereof) immediately upon the execution and delivery of this Agreement.

             All notices and communications under this Agreement will be in writing, effective only on receipt and mailed or delivered by messenger, facsimile transmission or otherwise to Paine Webber Incorporated at 1285 Avenue of the Americas, New York, New York 10019, attention of General Counsel and Treasurer, to CS First Boston Corporation at Park Avenue Plaza, New York, New York 10055, attention of New Issue Processing Department, or to the Company at 1285 Avenue of the Americas, New York, New York 10019, attention of General Counsel and Treasurer.

             This Agreement may be signed in multiple counter-parts that taken as a whole constitute one agreement.

             This Agreement will be governed by and construed in accordance with the laws of the State of New York.

             Please confirm that the foregoing correctly sets forth the agreement between us.

                         Very truly yours,

                         PAINE WEBBER GROUP INC.

                           by
                             ________________________
                             Title:

Confirmed:

PAINEWEBBER INCORPORATED

  by
    ____________________
    Title:


CS FIRST BOSTON CORPORATION

  by
    ____________________
    Title:

                                                           [Draft--8/16/95]
                                                                 Schedule I






                       SENIOR AND SUBORDINATED MEDIUM-TERM NOTE FEES




                             Maturity              Senior    Subordinated
                ---------------------------------  ------    ------------

                9 months to less than 12 months     .080          .080


                12 months to less than 18 months    .125          .125


                18 months to less than 2 years      .150          .150


                2 years to less than 3 years        .250          .250


                3 years to less than 4 years        .350          .350


                4 years to less than 5 years        .450          .450


                5 years to less than 7 years        .500          .500


                7 years to less than 10 years       .550          .550


                10 years to less than 20 years      .600          .600


                20 years to 30 years                .750          .750

                                                                    Annex A
                                                                    -------





                                  PAINE WEBBER GROUP INC.

                        Medium-Term Notes Administrative Procedures
                        -------------------------------------------
                                     [         ], 1995
                                     -----------------


                         Medium-Term Senior Notes, Series C, and Medium-
               Term Subordinated Notes, Series D, Due from Nine Months to 30 Years from Date of Issue (the "Notes") are to be offered on a continuing basis by Paine Webber Group Inc. (the "Com-pany"). Each of PaineWebber Incorporated, as agent, and CS First Boston Corporation, as agent (collectively, the "Agents"), has agreed to use reasonable efforts to solicit offers to purchase Notes from the Company. Neither Agent will be obligated to purchase Notes for its own account.
               The Notes are being sold pursuant to a Distribution Agreement between the Company and each of the Agents dated
               [         ], 1995 (the "Distribution Agreement").  The Notes
               will be issued either as subordinated to ("Subordinated Notes") or on a parity with ("Senior Notes") other unsecured and unsubordinated indebtedness of the Company and have been registered with the Securities and Exchange Commission (the "Commission"). Chemical Bank (the "Senior Note Trustee") is the trustee under the Indenture dated as of March 15, 1988, covering the Senior Notes, as supplemented by the First Supplemental Indenture dated as of September 22, 1989, and by the Second Supplemental Indenture dated as of March 22, 1991 (such Indenture, as so supplemented, being hereinafter referred to as the "Senior Note Indenture"), each between the Company and the Senior Note Trustee. Chemical Bank Delaware (the "Subordinated Note Trustee") is the trustee under the Indenture dated as of March 15, 1988, covering the Subordinated Notes, as supplemented by the First Supplemental Indenture dated as of September 22, 1989, by the Second Supplemental Indenture dated as of March 22, 1991, and by the Third Supplemental Indenture dated as of November 30, 1993 (such Indenture, as so supplemented, being hereinafter referred to as the "Subordinated Note Indenture"), each between the Company and the Subordinated Note Trustee. The Senior Note Indenture and the Subordinated Note Indenture are hereinafter sometimes called the "Indentures"; and the Senior Note "Trustee and the Subordinated Note Trustee are hereinafter sometimes called the "Trustees".

                         Notes may be represented by a Global Note (as
               hereinafter defined) delivered to Chemical Bank (in such capacity, the "Custodian") as agent for The Depository Trust Company ("DTC"), with ownership of beneficial interests in such Global Notes recorded in the book-entry system main-tained by DTC (each such interest in a Global Note being referred to herein as a "Book-Entry Note"), or may be represented by a certificate delivered to the holder thereof or a person designated by such holder (each a "Certificated Note"). An owner of a Book-Entry Note will not be entitled to receive a certificate representing such Note. In connec-tion with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, Chemical Bank will perform the custodial, document control and administrative functions described in Part II below, in accordance with its respective obligations under a Letter of Representations from the Company and Chemical Bank to DTC relating to the Senior Notes and a Letter of Representations from the Company, Chemical Bank and the Subordinated Note Trustee to DTC relating to the Subordinated Notes (each a "Letter of Representations", and, collectively, the "Letters of Representations") and a Medium-Term Note Certificate Agreement (the "Certificate Agreement") between Chemical Bank and DTC, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement system ("SDFS").

                         Administrative procedures and certain terms of the
               offering are explained below. Certain general terms of the offering, applicable to both Book-Entry Notes and Certifi-cated Notes, are set forth in Part I hereof. Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part II hereof, as adjusted in accordance with changes in DTC's operating requirements, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part III hereof. Unless otherwise defined herein, terms defined in the Distribution Agreement, the Indentures and the Notes shall be used herein as therein defined. Notes for which interest is calculated on the basis of a fixed interest rate, which may be zero, are referred to herein as "Fixed Rate Notes". Notes for which interest is calculated on the basis of a floating interest rate are referred to herein as "Floating Rate Notes". To the extent the procedures set forth below conflict with the provisions of the Notes, the Indentures, DTC's operating requirements or the Distribution Agreement, the relevant provisions of the Notes, the Indentures, DTC's operating requirements and the Distribution Agreement shall control. The Company will advise each Agent from time to time in writing of those persons with whom such Agent is to communicate with respect to offers to purchase Notes from the Company and the details of their delivery. References below to "the Agent" shall mean whichever of the Agents is involved in any proposed purchase and sale of any Note or Notes.


                          Part I.  Certain Terms of the Offering
                                   -----------------------------

               Price to Public:         Each Note will be issued at the
               ----------------         percentage of its principal amount
                                        specified in the Prospectus Supple-
                                        ment, as then amended or supple-
                                        mented, relating to the Notes.

               Denominations:           Notes denominated in U.S. dollars
               --------------           will be issued in minimum denomina-
                                        tions of $100,000 and in denomina-
                                        tions exceeding such amount by
                                        integral multiples of $1,000.
                                        Book-Entry Notes will not be
                                        denominated in any currency or
                                        composite currency other than the
                                        U.S. dollar.    Certificated Notes
                                        denominated in other than U.S.
                                        dollars will be issued in the
                                        denominations specified pursuant to
                                        "Settlement Procedures" in Part III
                                        below.

               Registration:            Notes will be issued only in fully
               -------------            registered form.

               Maturities:              Each Note will mature on a date
               -----------              selected by the purchaser and
                                        agreed to by the Company, which
                                        will be not less than nine months
                                        and not more than 30 years after
                                        the date of issue thereof.


               Interest
               Payment:                 Each Note will bear interest (i) in
               --------                 the case of Fixed Rate Notes, at
                                        the annual rate stated on the face
                                        thereof, payable in arrears on such
                                        dates as are specified therein
                                        (each such date of payment other
                                        than the maturity date being an
                                        "Interest Payment Date" with
                                        respect to such respect to such
                                        Fixed Rate Note) and at maturity
                                        and (ii) in the case of Floating
                                        Rate Notes, at a rate determined
                                        pursuant to the formula stated on
                                        the face thereof, payable in
                                        arrears on such dates as are
                                        specified therein (each such date
                                        of payment other than the maturity
                                        date an "Interest Payment Date"
                                        with respect to such Floating Rate
                                        Note) and at maturity.

                                        Unless otherwise specified, each
                                        Note will bear interest from and
                                        including the later of its date of
                                        issue and the most recent date to
                                        which interest has been paid or
                                        provided for, to but excluding the
                                        current Interest Payment Date or
                                        the maturity date of such Note.
                                        Interest payments for a Note will
                                        include interest accrued to but
                                        excluding the Interest Payment
                                        Date; provided, however, that a
                                              --------  -------
                                        Floating Rate Note which has a rate
                                        of interest that is reset daily or
                                        weekly will bear interest from and
                                        including the later of its date of
                                        issue and the day following the
                                        most recent Regular Record Date (as
                                        defined below) to which interest on
                                        such Note has been paid or provided
                                        for, to and including the next
                                        preceding Regular Record Date or
                                        the maturity date of such Note,
                                        except as otherwise provided in
                                        such Note.  Unless otherwise
                                        specified, the "Regular Record
                                        Date" with respect to any Interest
                                        Payment Date for any Note shall be
                                        the 15th day preceding such
                                        Interest Payment Date, whether or
                                        not such date shall be a Business
                                        Day.

                                        Unless otherwise specified,
                                        interest (including payments for
                                        partial periods) will be calculated
                                        and paid, in the case of Fixed Rate
                                        Notes, on the basis of a 360-day
                                        year of twelve 30-day months and,
                                        in the case of Floating Rate Notes,
                                        on the basis of the actual number
                                        of days elapsed over a year of
                                        360 days, except with respect to
                                        interest on Treasury Rate Notes (as
                                        defined in the Prospectus

                                        Supplement relating to the Notes)
                                        which will be calculated and paid
                                        on the basis of the actual number
                                        of days elapsed over a year of 365
                                        or 366 days, as applicable.
                                        Interest will be payable to the
                                        person in whose name the Note is
                                        registered at the close of business
                                        on the Regular Record Date next
                                        preceding the Interest Payment Date
                                        except that, in the case of Notes
                                        issued between a Regular Record
                                        Date and an Interest Payment Date,
                                        interest payable on such Interest
                                        Payment Date will be paid to the
                                        person in whose name such Note was
                                        initially registered; provided,
                                                              --------
                                        however, that interest payable at
                                        -------
                                        Maturity (as defined below) will be
                                        payable to the person to whom
                                        principal shall be payable.
                                        "Maturity" shall mean the date on
                                        which the principal of a Note or an
                                        installment of principal becomes
                                        due, whether on the Maturity Date
                                        specified for such Note, upon
                                        redemption or early repayment or
                                        otherwise.


               Procedure for Rate
               ------------------
               Setting and Posting:     The Company and the Agents will
               --------------------     discuss from time to time the
                                        interest rates per annum to be
                                        borne by, the issuance price of,
                                        the aggregate principal amount of
                                        and maturity of Notes that may be
                                        sold as a result of the
                                        solicitation of offers by the
                                        Agents.  If the Company establishes
                                        a fixed set of interest rates and
                                        maturities for an offering period
                                        (a "posting"), or if the Company
                                        decides to change already posted
                                        rates, it will promptly advise the
                                        Agents of the rates and maturities
                                        to be posted.

                                        If the Company decides to post
                                        interest rates and a decision has
                                        been reached to change the posted
                                        interest rates, the Company will
                                        promptly notify the Agents.  Each
                                        Agent forthwith will suspend
                                        solicitation of offers to purchase
                                        notes from the Company until such
                                        time as the Company has advised
                                        such Agent as to the new rates.
                                        Until such time only "indications
                                        of interest" may be recorded.

               Acceptance of
               -------------
               Offers:                  The Agent will communicate to the
               -------                  Company, orally or in writing, each
                                        offer to purchase Notes from the
                                        Company that is received by the
                                        Agent as agent of the Company and
                                        that is not rejected by the Agent
                                        as provided below.  The Company
                                        will have the sole right to accept
                                        offers to purchase Notes from the
                                        Company and may reject any such
                                        offer, in whole or in part, for any
                                        reason.  The Agent may, in its
                                        discretion reasonably exercised,
                                        reject any offer to purchase Notes
                                        from the Company that is received
                                        by the Agent, in whole or in part.

                                        The Company will promptly notify
                                        the Agent of its acceptance or
                                        rejection of an offer to purchase
                                        Notes.  If the Company accepts an
                                        offer to purchase Notes it will
                                        confirm such acceptance in writing
                                        to the Agent.


               Suspension of
               -------------
               Solicitation;
               -------------
               Amendment or
               ------------
               Supplement:              As provided in the Distribution
               -----------              Agreement, the Company may suspend
                                        solicitation of offers to purchase
                                        at any time and, upon receipt of
                                        instructions from the Company, an
                                        Agent will forthwith suspend
                                        solicitation until such time as the
                                        Company has advised it that
                                        solicitation of offers to purchase
                                        may be resumed.

                                        If an Agent receives the notice
                                        from the Company contemplated by
                                        Section 5(d) of the Distribution
                                        Agreement, it will promptly suspend
                                        solicitation and will only resume
                                        solicitation as provided in the
                                        Distribution Agreement.  If the
                                        Company is required, pursuant to
                                        Section 5(d) of the Distribution
                                        Agreement, to prepare an amendment
                                        or supplement, it will promptly
                                        furnish such Agent with the pro-
                                        posed amendment or supplement; in
                                        all other cases, if the Company
                                        decides to amend or supplement
                                        either of the Registration
                                        Statements or the Prospectus, it
                                        will promptly advise such Agent and
                                        will furnish such Agent with the
                                        proposed amendment or supplement in
                                        accordance with the terms of the
                                        Distribution Agreement.  The
                                        Company will promptly file such
                                        amendment or supplement, provide
                                        such Agent (and Cravath, Swaine &
                                        Moore or such other law firm as may
                                        be counsel to such Agent at the
                                        time) with copies of any such
                                        amendment or supplement, confirm to
                                        such Agent that such amendment or
                                        supplement has been filed with the
                                        Commission and advise such Agent
                                        that solicitation may be resumed.

                                        In the event that at any time the
                                        Company suspends solicitation of
                                        offers to purchase Notes from the
                                        Company there shall be any out-
                                        standing offers to purchase Notes
                                        from the Company that have been
                                        accepted by the Company but for
                                        which settlement has not yet
                                        occurred, the Company will promptly
                                        advise the Agent and the Trustees
                                        whether such sales may be settled
                                        and whether copies of the Pro-
                                        spectus as amended or supplemented
                                        to the time of the suspension may
                                        be delivered in connection with the
                                        settlement of such sales.  The
                                        Company will have the sole respon-
                                        sibility for such decision and for
                                        any arrangements which may be made
                                        in the event that the Company
                                        determines that such sales may not
                                        be settled or that copies of the
                                        Prospectus as so amended or supple-
                                        mented may not be so delivered.

               Delivery of
               -----------
               Prospectus:              A copy of the Prospectus, as most
               -----------              recently amended or supplemented on
                                        the date of delivery thereof
                                        (except as provided below),
                                        relating to any Note must be
                                        delivered to a purchaser prior to
                                        or together with the earliest of
                                        (i) any written offer of such Note,
                                        (ii) the delivery of the written
                                        confirmation provided for below and
                                        (iii) the delivery of any Note
                                        purchased by such purchaser.
                                        Subject to the foregoing and to the
                                        procedures described in Part II
                                        below, it is anticipated that
                                        delivery of the Prospectus,
                                        confirmation and Notes to the
                                        purchaser will be made simultane-
                                        ously at settlement.  The Company
                                        shall ensure that the Agent
                                        receives copies of the Prospectus
                                        and each amendment or supplement
                                        thereto (including appropriate
                                        pricing stickers) in such
                                        quantities and within such time
                                        limits as will enable the Agent to
                                        deliver such confirmation or Note
                                        to a Purchaser as contemplated by
                                        these procedures and in compliance
                                        with the preceding sentence.  If,
                                        since the date of acceptance of a
                                        purchaser's offer, the Prospectus
                                        shall have been supplemented solely
                                        to reflect any sale of Notes on
                                        terms different from those agreed
                                        to between the Company and such
                                        purchaser or a change in posted
                                        rates not applicable to such
                                        purchaser, such purchaser shall not
                                        receive the Prospectus as
                                        supplemented by such new
                                        supplement, but shall receive the

                                        Prospectus as supplemented to
                                        reflect the terms of the Notes
                                        being purchased by such Purchaser
                                        and otherwise as most recently
                                        amended or supplemented on the date
                                        of delivery of the Prospectus.

               Confirmation:            For each offer to purchase a Note
               -------------            from the Company solicited by the
                                        Agent and accepted by the Company,
                                        the Agent will issue a confirmation
                                        to the purchaser, with a copy to
                                        the Company, setting forth the
                                        Settlement Details (as hereinafter
                                        defined) and delivery and payment
                                        instructions.


               Business Day:            "Business Day" with respect to any
               -------------            Note means each day, other than a
                                        Saturday or Sunday, that is (i) not
                                        a day on which banking institutions
                                        in the Business Day Centers with
                                        respect to such Note are authorized
                                        or obligated by law or executive
                                        order to close, (ii) if such Note
                                        is a LIBOR Note (as defined in the
                                        Prospectus Supplement), a London
                                        Banking Day (as hereinafter
                                        defined) and (iii) if such Note is
                                        denominated in the European
                                        Currency Unit ("ECU"), any day that
                                        is not designated as an ECU
                                        settlement day by the ECU Banking
                                        Association in Paris or otherwise
                                        generally regarded in the ECU
                                        interbank market as a day on which
                                        payments in ECU shall not be made.
                                        "Business Day Centers", unless
                                        otherwise specified in the
                                        applicable Note, with respect to
                                        any Note shall mean The City of New
                                        York and, in the case of any Note
                                        payable in a Specified Currency
                                        other than U.S. dollars or ECU, the
                                        principal financial center of the
                                        country issuing the Specified
                                        Currency.  As used herein, "London
                                        Banking Day" shall mean any day on
                                        which dealings in deposits in U.S.
                                        dollars are transacted in the
                                        London interbank market.

               Advertising Cost:        The Company will determine with the
               -----------------        Agents the amount of advertising
                                        that may be appropriate in offering
                                        the Notes.  Advertising expenses
                                        approved in advance by the Company
                                        will be paid by the Company.


               Payment of Expenses:     Each Agent will forward to the
               --------------------     Company, following the end of each
                                        quarter, a statement of the out-
                                        of-pocket expenses incurred by such
                                        Agent during that quarter which are
                                        reimbursable to it pursuant to the
                                        terms of the Distribution Agree-
                                        ment.  The Company will remit
                                        payment to such Agent promptly
                                        following the receipt of each such
                                        statement.


               Authenticity of
               ---------------
               Signatures:              Neither Agent will have any obliga-
               -----------              tion or liability to the Company or
                                        either Trustee or any
                                        Authenticating Agent in respect of
                                        the authenticity of the signature
                                        of any officer, employee or agent
                                        of the Company or either Trustee or
                                        such Authenticating Agent on any
                                        Note.



                 PART II.  Administrative Procedures for Book-Entry Notes
                           ----------------------------------------------

               Issuance:                On any date of settlement (as
               ---------                defined under "Settlement" below)
                                        for one or more Book-Entry Notes,
                                        the Company will issue a single
                                        global note in fully registered
                                        form without coupons (a "Global
                                        Note") representing up to
                                        $150,000,000 principal amount of
                                        all of such Book-Entry Notes that
                                        have the same terms, except as to
                                        principal amount.  Each Global Note
                                        will be dated and issued as of the
                                        date of its authentication by the
                                        relevant Trustee (or, in the case
                                        of the Subordinated Note Trustee,
                                        by Chemical Bank, as the
                                        Authenticating Agent).  No Global

                                        Note will represent any
                                        Certificated Note.

               Identification
               --------------
               Numbers:                 The Company will arrange with the
               --------                 CUSIP Service Bureau of Standard &
                                        Poor's Corporation (the "CUSIP
                                        Service Bureau") for the
                                        reservation of a series of CUSIP
                                        numbers (including tranche numbers)
                                        consisting of approximately 900
                                        CUSIP numbers and relating to
                                        Global Notes representing Book-
                                        Entry Notes.  The Company will
                                        obtain from the CUSIP Service
                                        Bureau a written list of such
                                        series of reserved CUSIP numbers
                                        and will deliver such list to
                                        Chemical Bank and DTC.  The Company
                                        will assign CUSIP numbers to Global
                                        Notes as described below under
                                        Settlement Procedure "B".  DTC will
                                        notify the CUSIP Service Bureau
                                        periodically of the CUSIP numbers
                                        that the Company has assigned to
                                        Global Notes.  Chemical Bank will
                                        notify the Company at any time when
                                        fewer than 100 of the reserved
                                        CUSIP numbers remain unassigned to
                                        Global Notes, and if it deems
                                        necessary, the Company will reserve
                                        additional CUSIP numbers for
                                        assignment to Global Notes
                                        representing Book-Entry Notes.
                                        Upon obtaining such additional
                                        CUSIP numbers, the Company shall
                                        deliver a list thereof to Chemical
                                        Bank and DTC.


               Registration:            Each Global Note will be registered
               -------------            in the name of Cede & Co., as
                                        nominee for DTC, on the Security
                                        Register maintained under the
                                        Indenture governing such Global
                                        Note.  The beneficial owner of a
                                        Book-Entry Note (or one or more
                                        indirect participants in DTC
                                        designated by such owner) will
                                        designate one or more participants
                                        in DTC (with respect to such Note,
                                        the "Participants") to act as agent
                                        or agents for such owner in connec-
                                        tion with the book-entry system
                                        maintained by DTC, and DTC will
                                        record in book-entry form, in
                                        accordance with instructions
                                        provided by such Participants, a
                                        credit balance with respect to such
                                        Note in the account of such
                                        Participants.  The ownership
                                        interest of such beneficial owner
                                        (or such participant) in such Note
                                        will be recorded through the
                                        records of such Participants or
                                        through the separate records of
                                        such Participants and one or more
                                        indirect participants in DTC.  So
                                        long as Cede & Co. is the
                                        registered owner of a Global Note,
                                        DTC will be considered the sole
                                        owner and holder of the Book-Entry
                                        Notes represented by such Global
                                        Note for all purposes under the
                                        Indenture governing such Global
                                        Note.

               Transfers:               Transfers of a Book-Entry Note will
               ----------               be accomplished by book entries
                                        made by DTC and, in turn, by
                                        Participants (and in certain cases,
                                        one or more indirect participants
                                        in DTC) acting on behalf of
                                        beneficial transferors and
                                        transferees of such Note.


               Consolidation
               -------------
               and Exchange:            Chemical Bank may deliver to DTC
               -------------            and the CUSIP Service Bureau at any
                                        time a written notice of consolida-
                                        tion specifying (i) the CUSIP
                                        numbers of two or more outstanding
                                        Global Notes that represent Book
                                        Entry Notes having the same terms
                                        other than principal amount and
                                        (for all such Notes other than zero
                                        coupon Notes) for which interest
                                        has been paid to the same date,
                                        (ii) a date, occurring at least 30
                                        days after such written notice is
                                        delivered and (for all such Notes
                                        other than zero coupon Notes) at
                                        least 30 days before the next

                                        Interest Payment Date for such
                                        Book-Entry Notes, on which such
                                        Global Notes shall be exchanged for
                                        a single replacement Global Note
                                        and (iii) a new CUSIP number,
                                        obtained from the Company, to be
                                        assigned to such replacement Global
                                        Note.  Upon receipt of such a
                                        notice, DTC will send to its
                                        participants (including Chemical
                                        Bank) a written reorganization
                                        notice to the effect that such
                                        exchange will occur on such date.
                                        Prior to the specified exchange
                                        date, Chemical Bank will deliver to
                                        the CUSIP Service Bureau a written
                                        notice setting forth such exchange
                                        date and the new CUSIP number and
                                        stating that, as of such exchange
                                        date, the CUSIP numbers of the
                                        Global Notes to be exchanged will
                                        no longer be valid.  On the speci-
                                        fied exchange date, Chemical Bank
                                        will exchange such Global Notes for
                                        a single Global Note bearing the
                                        new CUSIP number and new Original
                                        Issue Date (determined in
                                        accordance with the Letters of
                                        Represent-ations), and the CUSIP
                                        numbers of the exchanged Global
                                        Notes will, in accordance with
                                        CUSIP Service Bureau procedures, be
                                        canceled and not immediately
                                        reassigned.  Notwithstanding the
                                        foregoing, if the Global Notes to
                                        be exchanged exceed $150,000,000 in
                                        aggregate principal amount, one
                                        Global Note will be authenticated
                                        and issued to represent each
                                        $150,000,000 of principal amount of
                                        the exchanged Global Notes and an
                                        additional Global Note will be
                                        authenticated and issued to
                                        represent any remaining principal
                                        amount of such Global Notes (see
                                        "Denominations" below).

               Denominations:           As noted in Part I above, Book-
               --------------           Entry Notes will be issued in
                                        minimum denominations of $100,000
                                        and in denominations exceeding such
                                        amount by integral multiples of
                                        $1,000.  Global Notes will be
                                        denominated in principal amounts
                                        not in excess of $150,000,000.  If
                                        one or more Book-Entry Notes having
                                        an aggregate principal amount in
                                        excess of $150,000,000 would, but
                                        for the preceding sentence, be
                                        represented by a single Global
                                        Note, then one Global Note will be
                                        issued to represent each
                                        $150,000,000 principal amount of
                                        such Book-Entry Note or Notes and
                                        an additional Global Note will be
                                        issued to represent any remaining
                                        principal amount of such Book-Entry
                                        Note or Notes.  In such a case,
                                        each of the Global Notes
                                        representing such Book-Entry Note
                                        or Notes shall be assigned the same
                                        CUSIP number.

               Interest:                General.  Except as set forth
               ---------                --------
                                        below, each Book-Entry Note will
                                        bear interest as set forth in
                                        "Interest Payment" above, and such
                                        interest shall be payable as set
                                        forth therein.

                                        Standard & Poor's Corporation will
                                        use the information received in the
                                        pending deposit message described
                                        under Settlement Procedure "C"
                                        below in order to include the
                                        amount of any interest payable and
                                        certain other information regarding
                                        the related Global Note in the
                                        appropriate (daily or weekly) bond
                                        report published by Standard &
                                        Poor's Corporation.

               Payments of
               -----------
               Principal and
               -------------
               Interest:                Payments of Interest Only.  On the
               ---------                --------------------------
                                        fifth Business Day immediately
                                        preceding each Interest Payment
                                        Date, Chemical Bank will deliver to
                                        the Company's Treasurer's Office
                                        and DTC a written notice specifying
                                        by CUSIP number the amount of
                                        interest to be paid on each Global

                                        Note on such Interest Payment Date
                                        and the total of such amounts.  DTC
                                        will confirm the amount payable on
                                        each Global Note on such Interest
                                        Payment Date by reference to the
                                        appropriate (daily or weekly) bond
                                        reports published by Standard &
                                        Poor's Corporation.  The Company
                                        will pay to Chemical Bank, as
                                        paying agent, the total amount of
                                        interest due on such Interest
                                        Payment Date and Chemical Bank will
                                        pay such amount to DTC at the times
                                        and in the manner set forth below
                                        under "Manner of Payment".

                                        Payments at Maturity.  On or about
                                        ---------------------
                                        the first Business Day of each
                                        month, Chemical Bank will deliver
                                        to the Company and DTC a written
                                        list of principal and interest to
                                        be paid on each Global Note
                                        maturing in the following month.
                                        The Company, Chemical Bank and DTC
                                        will confirm the amounts of such
                                        principal and interest payments
                                        with respect to each such Global
                                        Note on or about the fifth Business
                                        Day preceding the Maturity of such
                                        Global Note.  The Company will pay
                                        to Chemical Bank, as paying agent,
                                        the principal amount of such Global
                                        Note, together with interest due at
                                        such Maturity and Chemical Bank
                                        will pay such amount to DTC at the
                                        times and in the manner set forth
                                        below under "Manner of Payment".

                                        Promptly after payment to DTC of
                                        the principal and interest due at
                                        the Maturity of such Global Note,
                                        the Senior Note Trustee, in the
                                        case of Senior Notes, and the
                                        Authenticating Agent, in the case
                                        of Subordinated Notes, will cancel
                                        such Global Note and deliver it to
                                        the Company with an appropriate
                                        debit advice.  On the first
                                        Business Date of each month,
                                        Chemical Bank will deliver to each
                                        Trustee a written statement
                                        indicating the total principal
                                        amount of outstanding Global Notes
                                        for which such Trustee serves as
                                        trustee as of the immediately
                                        preceding Business Day.

                                        Manner of Payment.  The total
                                        ------------------
                                        amount of any principal and/or
                                        interest due on Global Notes on any
                                        Interest Payment Date or at
                                        Maturity  shall be paid by the
                                        Company to Chemical Bank in funds
                                        available for use by Chemical Bank
                                        as of 9:30 a.m. (New York City
                                        time) on such date.  The Company
                                        will make such payment on such
                                        Global Notes by instructing
                                        Chemical Bank to withdraw funds
                                        from an account maintained by the
                                        Company at Chemical Bank or by wire
                                        transfer to Chemical Bank.  The
                                        Company will confirm such
                                        instruction in writing to Chemical
                                        Bank (with a copy to the
                                        Subordinated Note Trustee if such
                                        Global Notes represent Subordinated
                                        Note Trustee if such Global Notes
                                        represent Subordinated Notes).
                                        Prior to 10:00 a.m. (New York City
                                        time) on such date or as soon as
                                        possible thereafter, Chemical Bank
                                        will pay the foregoing amounts to
                                        DTC in same day funds in accordance
                                        with the payment provisions
                                        contained in the applicable Letter
                                        of Representations.  DTC will
                                        allocate such payments to its
                                        Participants in accordance with its
                                        existing operating procedures.

                                        NEITHER THE COMPANY, AS ISSUER,
                                        CHEMICAL BANK, THE SENIOR NOTE
                                        TRUSTEE NOR THE SUBORDINATED NOTE
                                        TRUSTEE SHALL HAVE ANY
                                        RESPONSIBILITY OR LIABILITY FOR THE
                                        PAYMENT BY DTC TO SUCH PARTICIPANTS
                                        OF THE PRINCIPAL OF, PREMIUM, IF
                                        ANY, AND INTEREST ON THE BOOK-ENTRY
                                        NOTES.

                                        Withholding Taxes.  The amount of
                                        ------------------
                                        any taxes required under applicable
                                        law to be withheld from any
                                        interest payment on a Book-Entry
                                        Note will be determined and
                                        withheld by the Participant,
                                        indirect participant in DTC or
                                        other person responsible for
                                        forwarding payments and materials
                                        directly to the beneficial owner of
                                        such Note.

               Settlement:              The receipt by the Company of
               -----------              immediately available funds in
                                        payment for a Book-Entry Note and
                                        the authentication and issuance of
                                        the Global Note representing such
                                        Note shall constitute "settlement"
                                        with respect to such Book-Entry
                                        Note.  All orders accepted by the
                                        Company will be settled on the
                                        third Business Day following the
                                        date of acceptance unless otherwise
                                        agreed by the purchaser and the
                                        Company.  Such date of acceptance
                                        shall be specified upon acceptance
                                        of such offer.


               Settlement
               ----------
               Procedures:              Settlement Procedure with regard to
               -----------              each Book-Entry Note sold by the
                                        Company through an Agent, as agent,
                                        shall be as follows:

                                        A.   Such Agent will provide to the
                                             Company (unless provided by
                                             the purchaser directly to the
                                             Company) by telephone,
                                             facsimile transmission or
                                             other means agreed upon by the
                                             Company and such Agent the
                                             following information (the
                                             "Settlement Details"):

                                             1.   Principal amount and
                                                  issue price.

                                             2.   If a Fixed Rate Note, the
                                                  interest rate, Regular
                                                  Record Dates and Interest
                                                  Payment Dates, if any.

                                             3.   Settlement date (Original
                                                  Issue Date).

                                             4.   Maturity Date.

                                             5.   Type of Note (i.e.,
                                                                ----
                                                  Senior Note or
                                                  Subordinated Note).

                                             6.   Agent's commission (to be
                                                  paid in the form of a
                                                  discount from the issue
                                                  price remitted to the
                                                  Company upon settlement).

                                             7.   Redemption provisions, if
                                                  any.

                                             8.   Repayment provisions, if
                                                  any.

                                             9.   If a Floating Rate Note,
                                                  such of the following as
                                                  are applicable:

                                                (i)   Interest Rate Basis,

                                                (ii)  Index Maturity,

                                                (iii) Spread or Spread
                                                      Multiplier,

                                                (iv)  Maximum Rate,

                                                (v)   Minimum Rate,

                                                (vi)  Initial Interest
                                                      Rate,

                                                (vii) Calculation Date,

                                                (ix)  Interest
                                                      Determination Dates,

                                                (x)   Interest Payment
                                                      Dates,

                                                (xi)  Regular Record Dates
                                                      and

                                                (xii) Calculation Agent.

                                           10.  All other terms of the
                                                Book-Entry Note and all
                                                other items necessary to
                                                complete the applicable
                                                Global Note.

                                            Before accepting any offer to
                                            purchase a Book-Entry Note that
                                            will have terms in addition to
                                            or different from the terms set
                                            forth on any form of Note
                                            previously delivered by the
                                            Company to, and approved by,
                                            the applicable Trustee, other
                                            than merely as a result of
                                            completing any blanks (other
                                            than the "Other Terms") or
                                            equivalent blank) on such form
                                            the Company will provide a
                                            description of the proposed
                                            different or additional terms
                                            to the applicable Trustee and
                                            its counsel for the purpose of
                                            determining whether such terms
                                            are consistent with the
                                            applicable Trustee and its
                                            counsel for the purpose of
                                            determining whether such terms
                                            are consistent with the
                                            applicable Indenture, are
                                            administratively acceptable to
                                            such Trustee and its agents and
                                            to not affect such Trustee's or
                                            its agents' own rights, duties
                                            or immunities under the Notes
                                            or the applicable Indenture or
                                            otherwise in a manner which is
                                            not reasonably acceptable to
                                            such Trustee or its agents (all
                                            such terms having been
                                            authorized, as of the date of
                                            these administrative
                                            Procedures, by or pursuant to a
                                            Board Resolution and the
                                            applicable Trustee having
                                            received, as of the date of
                                            these Administrative
                                            Procedures, all opinions,
                                            certificates and orders
                                            required prior to the
                                            authentication and issuance of
                                            a Note containing such terms).
                                            Any offer to purchase such a
                                            Book-Entry  Note shall only be
                                            accepted by the Company if such
                                            terms shall be disapproved by
                                            the applicable Trustee or its
                                            counsel on one of the  above-
                                            mentioned grounds after the
                                            foregoing review.

                                            In addition, before accepting
                                            any offer to purchase any Note
                                            to be settled in less than
                                            three Business Days, the
                                            Company will verify that the
                                            Authenticating Agent will have
                                            adequate time to prepare and
                                            authenticate such Note.

                                        B.  The Company will assign a CUSIP
                                            number to the Global Note
                                            representing such Book-Entry
                                            Note and then advise Chemical
                                            Bank in writing, including
                                            facsimile or electronic trans-
                                            mission, and, in the case of
                                            Subordinated Notes, the Subor-
                                            dinated Note Trustee by tele-
                                            phone (confirmed in writing at
                                            any time on the same date) or
                                            facsimile transmission of the
                                            information set forth in
                                            Settlement Procedure "A" above,
                                            such CUSIP number and the name
                                            of the Agent.  Each such
                                            communication by the Company
                                            shall constitute a representa-
                                            tion and warranty by the
                                            Company to Chemical Bank, each
                                            Trustee and each Agent that
                                            (i) such Book-Entry Note is
                                            then, and at the time of
                                            issuance and sale thereof will
                                            be, duly authorized for issu-
                                            ance and sale by the Company,
                                            (ii) such Book-Entry Note, and
                                            the Global Note representing
                                            such Book-Entry Note, will
                                            conform with the terms of the
                                            Indenture pursuant to which
                                            such Book-Entry Note is issued
                                            and (iii) upon authentication
                                            and delivery of such Global
                                            Note and any other Securities
                                            to be issued on or prior to the
                                            settlement date for the Book-
                                            Entry Note represented by such
                                            Global Note, the aggregate
                                            amount of Securities which have
                                            been issued and sold by the
                                            Company will not exceed the
                                            amount of Securities registered
                                            under the Registration State-
                                            ments.

                                        C.  Chemical Bank will enter a
                                            pending deposit message through
                                            DTC's Participant Terminal
                                            System, providing the following
                                            settlement information to DTC,
                                            such Agent, Standard & Poor's
                                            Corporation and, upon request,
                                            the Trustee under the Indenture
                                            pursuant to which each Book-
                                            Entry Note which is represented
                                            by the Global Note is to be
                                            issued:

                                            1.  The information set forth
                                                in Settlement Procedure
                                                "A".

                                            2.  Initial Interest Payment
                                                Date for each such
                                                Book-Entry Note, the number
                                                of days by which such date
                                                succeeds the related
                                                Regular Record Date and the
                                                amount of interest payable
                                                on such Interest Payment
                                                Date (to the extent known
                                                at such time).

                                            3.  CUSIP number of the Global
                                                Note representing such
                                                Book-Entry Note.

                                            4.  Whether such Global Note
                                                will represent any other
                                                Book-Entry Note (to the
                                                extent known at such time).

                                        D.  Upon receipt of appropriate
                                            documentation and instructions,
                                            the Company will instruct the
                                            Senior Note Trustee to prepare
                                            and authenticate each Senior
                                            Global Note and will instruct
                                            the Authenticating Agent to
                                            prepare and authenticate each
                                            Subordinated Global Note by
                                            facsimile transmission or other
                                            acceptable written means.

                                        E.  Chemical Bank will complete and
                                            the Senior Note Trustee or the
                                            Authenticating Agent, as the
                                            case may be, will authenticate
                                            the Global Note, and Chemical
                                            Bank will register the Global
                                            Note in the name of Cede & Co.,
                                            as nominee of DTC, and hold
                                            such Global Note for delivery
                                            on the Closing Date therefor to
                                            Chemical Bank, as Custodian.

                                        F.  DTC will credit each Book-Entry
                                            Note represented by the Global
                                            Note to be issued to the
                                            applicable partici-pant account
                                            at DTC.

                                        G.  Chemical Bank will enter an
                                            SDFS deliver order through
                                            DTC's Participant Terminal
                                            System with respect to each
                                            Book-Entry Note represented by
                                            the Global Note to be issued
                                            instructing DTC to (i) debit
                                            such Book-Entry Note to
                                            Chemical Bank's participant
                                            account and credit such Book-
                                            Entry Note to the Agent's
                                            participant account and
                                            (ii) debit such Agent's settle-
                                            ment account and credit
                                            Chemical Bank's settlement
                                            account for an amount equal to
                                            the price of such Book-Entry
                                            Note less such Agent's
                                            commission.  The entry of such
                                            a deliver order shall
                                            constitute a representation and
                                            warranty by Chemical Bank to
                                            DTC that (i) the Global Note
                                            representing such Book-Entry
                                            Note has been issued and
                                            authenticated and (ii) Chemical
                                            Bank is holding such Global
                                            Note pursuant to the
                                            Certificate Agreement.

                                        H.  The Agent will enter an SDFS
                                            deliver order through DTC's
                                            Participant Terminal System
                                            with respect to each Book-Entry
                                            Note represented by the Global
                                            Note to be issued instructing
                                            DTC (i) to debit such Book-
                                            -Entry Note to such Agent's
                                            participant account and credit
                                            such Book-Entry Note to the
                                            participant account of the
                                            Participant with respect to
                                            such Book-Entry Note and
                                            (ii) to debit the settlement
                                            account of such Participant and
                                            credit the settlement account
                                            of such Agent for an amount
                                            equal to the price of such
                                            Book-Entry Note.

                                        I.  Transfers of funds in accor-
                                            dance with SDFS deliver orders
                                            described in Settlement Proce-
                                            dures "G" and "H" will be
                                            settled in accordance with SDFS
                                            operating procedures (as
                                            referenced in the Letters of
                                            Representations) in effect on
                                            the settlement date.

                                        J.  Chemical Bank will credit to an
                                            account of the Company main-
                                            tained at Chemical Bank funds
                                            available for immediate use in
                                            the amount transferred to
                                            Chemical Bank in accordance
                                            with Settlement Procedure "G".

                                        K.  Chemical Bank, as Custodian,
                                            will hold the Global Note
                                            pursuant to the Certificate
                                            Agreement.  Periodically,

                                            Chemical Bank will send to the
                                            Company a statement setting
                                            forth the principal amount of
                                            Book-Entry Notes outstanding as
                                            of that date under each
                                            Indenture.

                                        L.  The relevant Agent will deliver
                                            to the purchaser a copy of the
                                            most recent Prospectus applica-
                                            ble to the Notes with or prior
                                            to the earlier of any written
                                            offer of Notes and the confir-
                                            mation and payment by the
                                            purchaser of the Note.

                                            Such Agent will confirm the
                                            purchase of each Book-Entry
                                            Note to the purchaser either by
                                            transmitting to the Participant
                                            with respect to such Book-Entry
                                            Note a confirmation order or
                                            orders through DTC's institu-
                                            tional delivery system or by
                                            mailing a written confirmation
                                            to such purchaser.

               Settlement
               ----------
               Procedures
               ----------
               Timetable:               For orders of Book-Entry Notes
               ----------               solicited by an Agent, as agent,
                                        and accepted by the Company for
                                        settlement on the first Business
                                        Day after the sale date, Settlement
                                        Procedures "A" through "L" set
                                        forth above shall be completed as
                                        soon as possible but not later than
                                        the respective times (New York City
                                        time) set forth below:

                                        Settlement
                                        Procedure          Time
                                        ---------          ----
                                        A-B    11:00 A.M.  on the sale date
                                        C       2:00 P.M.  on the sale date
                                        D       3:00 P.M.  on Business Day
                                                           before
                                                           settlement date
                                        E       9:00 A.M.  on settlement
                                                           date

                                        F       10:00 A.M. on settlement
                                                           date
                                        G-H      2:00 P.M. on settlement
                                                           date
                                        I        4:45 P.M. on settlement
                                                           date
                                        J-L      5:00 P.M. on settlement
                                                           date

                                        If a sale is to be settled more
                                        than one Business Day after the
                                        sale date, Settlement Procedures
                                        "A", "B" and "C" shall be completed
                                        as soon as practicable but no later
                                        than 11:00 A.M. and 2:00 P.M., as
                                        the case may be, on the first
                                        Business Day after the sale date.
                                        Settlement Procedure "I" is subject
                                        to extension in accordance with any
                                        extension of Fedwire closing
                                        deadlines and in other events
                                        specified in the SDFS operating
                                        procedures in effect on the
                                        settlement date.  Settlement
                                        Procedures "D-H" and "J-L" shall be
                                        completed as soon as practicable
                                        but no later than the respective
                                        dates set forth above.

                                        If settlement of a Book-Entry Note
                                        is rescheduled or canceled, the
                                        Company will as soon as practicable
                                        give Chemical Bank notice to such
                                        effect.  Chemical Bank will deliver
                                        to DTC, through DTC's Participant
                                        Terminal System, a cancelation
                                        message to such effect by no later
                                        than 2:00 P.M. on the Business Day
                                        immediately preceding the scheduled
                                        settlement date (provided Chemical
                                        Bank has received such notice from
                                        the Company by noon on the Business
                                        Day immediately preceding the
                                        settlement date).

               Fails:                   If Chemical Bank fails to enter an
               ------                   SDFS deliver order with respect to
                                        a Book-Entry Note pursuant to
                                        Settlement Procedure "G", Chemical
                                        Bank may deliver to DTC, through
                                        DTC's Participant Terminal System,
                                        as soon as practicable a withdrawal
                                        message instructing DTC to debit
                                        such Book-Entry Note to Chemical
                                        Bank's participant account.  DTC
                                        will process the withdrawal
                                        message, provided that Chemical
                                        Bank's participant account contains
                                        a principal amount of the Global
                                        Note representing such Book-Entry
                                        Note that is at least equal to the
                                        principal amount to be debited.  If
                                        a withdrawal message is processed
                                        with respect to all the Book-Entry
                                        Notes represented by a Global Note,
                                        the Senior Note Trustee, in the
                                        case of Senior Notes, or the
                                        Authenticating Agent, in the case
                                        of Subordi-nated Notes, will mark
                                        such Global Note "Canceled", make
                                        appropriate entries in its records
                                        and send such canceled Global Note
                                        to the Company.  The CUSIP number
                                        assigned to such Global Note shall,
                                        in accordance with CUSIP Service
                                        Bureau procedures, be canceled and
                                        not immediately reassigned.  If a
                                        withdrawal message is processed
                                        with respect to one or more, but
                                        not all, of the Book-Entry Notes
                                        represented by a Global Note,
                                        Chemical Bank and the Senior Note
                                        Trustee or the Authenticating
                                        Agent, as the case may be, will
                                        exchange such Global Note for two
                                        Global Notes, one of which shall
                                        represent such Book-Entry Note or
                                        Notes and shall be canceled
                                        immediately after issuance and the
                                        other of which shall represent the
                                        other Book-Entry Notes previously
                                        represented by the surrendered
                                        Global Note and shall bear the
                                        CUSIP number of the surrendered
                                        Global Note.

                                        If the purchase price for any
                                        Book-Entry Note is not timely paid
                                        to the Participant with respect to
                                        such Note by the beneficial
                                        purchaser thereof (or a person,
                                        including an indirect participant
                                        in DTC, acting on behalf of such
                                        purchaser), such Participant and,
                                        in turn, the Agent for such Note
                                        may enter SDFS deliver orders
                                        through DTC's Participant Terminal
                                        System reversing the orders entered
                                        pursuant to Settlement Procedures
                                        "H" and "G", respectively.
                                        Thereafter, Chemical Bank will
                                        deliver the withdrawal message and
                                        take the related actions described
                                        in the preceding paragraph.

                                        Notwithstanding the foregoing, upon
                                        any failure to settle with respect
                                        to a Book-Entry Note, DTC may take
                                        any actions in accordance with its
                                        SDFS operating procedures then in
                                        effect.  In the event of a failure
                                        to settle with respect to one or
                                        more, but not all, of the Book-
                                        Entry Notes to have been
                                        represented by a Global Note,
                                        Chemical Bank and the Senior Note
                                        Trustee or the Authenticating
                                        Agent, as the case may be, will
                                        provide, in accordance with
                                        Settlement Procedures "D" and "E",
                                        for the authentication and issuance
                                        of a Global Note representing the
                                        other Book-Entry Notes to have been
                                        represented by such Global Note and
                                        will make appropriate entries in
                                        its records.


                                         PART III

                     Administrative Procedures for Certificated Notes
                     ------------------------------------------------

               Issuance:                Each Certificated Note will be
               ---------                dated and issued as of the date of
                                        its authentication by the relevant
                                        Trustee (or, in the case of the
                                        Subordinated Note Trustee, by the
                                        Authenticating Agent).


               Transfers and
               -------------
               Exchanges:               A Certificated Note (whether a
               ----------               Senior Note or a Subordinated Note)
                                        may be presented for transfer or
                                        exchange at the principal corporate
                                        trust office in New York City of
                                        the Senior Trustee.  Certificated
                                        Notes will be exchangeable for
                                        other Certificated Notes having
                                        identical terms but different
                                        authorized denominations.  Cer-
                                        tificated Notes will not be
                                        exchangeable for Book-Entry Notes.

               Payments of
               -----------
               Principal and
               -------------
               Interest:                On the fifth Business Day immedi-
               ---------                ately preceding each Interest Pay-
                                        ment Date, Chemical Bank, as paying
                                        agent, will furnish the Company
                                        with the total amount of the inter-
                                        est payments to be made on such
                                        Interest Payment Date to the extent
                                        known.  In addition, on or about
                                        the first Business Day of each
                                        month, Chemical Bank will provide
                                        to the Company's Treasurer's Office
                                        a list of the principal and
                                        interest to be paid on the respec-
                                        tive Notes maturing in the follow-
                                        ing month.  The Company will pro-
                                        vide to Chemical Bank not later
                                        than any payment date sufficient
                                        moneys to pay in full all principal
                                        and interest payments due on such
                                        payment date.  Chemical Bank shall
                                        make all such payments in
                                        accordance with the terms of the
                                        Notes.  Notes presented to Chemical
                                        Bank at Maturity will be canceled
                                        by Chemical Bank.

                                        Chemical Bank will be responsible
                                        for withholding taxes on interest
                                        paid on Certificated Notes as
                                        required by applicable law.

               Settlement:              The receipt by the Company of imme-
               -----------              diately available funds in exchange
                                        for an authenticated Certificated
                                        Note delivered to the Agent and the
                                        Agent's delivery of such Certifi-
                                        cated Note against receipt of imme-
                                        diately available funds shall, with
                                        respect to such Certificated Note,
                                        constitute "settlement".  All
                                        orders accepted by the Company will
                                        be settled on the third Business
                                        Day following the date of
                                        acceptance unless otherwise agreed
                                        by the purchaser and the Company.
                                        Such date of settlement shall be
                                        specified upon acceptance of such
                                        offer.

               Settlement
               ----------
               Procedures:              Settlement Procedures with regard
               -----------              to each Certificated Note sold by
                                        the Company through an Agent, as
                                        agent, shall be as follows:

                                        A.  The Agent will provide to the
                                            Company (unless provided by the
                                            purchaser directly to the
                                            Company), by telephone,
                                            facsimile transmission or other
                                            means agreed upon by the
                                            Company and the Agent, the
                                            following information (the
                                            "Settlement Details"):

                                            1.  Exact name in which the
                                                Note or Notes are to be
                                                registered.

                                            2.  Exact address of registered
                                                owner and, if different,
                                                address for payment of
                                                principal and interest.

                                            3.  Taxpayer identifi-cation
                                                number of registered owner.

                                            4.  Principal amount and issue
                                                price.

                                            5.  If a Fixed Rate Note, the
                                                interest rate, Regular
                                                Record Dates and Interest
                                                Payment Dates, if any.

                                            6.  Settlement date (Original
                                                Issue Date).

                                            7.  Maturity Date.

                                            8.  Type of Note (i.e., Senior
                                                              ----
                                                Note or Subordinated Note).

                                            9.  Agent's commission (to be
                                                paid in the form of a
                                                discount from the issue
                                                price remitted to the
                                                Company upon settlement).

                                           10.  Redemption provisions, if
                                                any.

                                           11.  Repayment provisions, if
                                                any.

                                           12.  If a Floating Rate Note,
                                                such of the following as
                                                are applicable:

                                                (i)   Interest Rate Basis,

                                               (ii)   Index Maturity,

                                              (iii)   Spread or Spread
                                                      Multiplier,

                                               (iv)   Maximum Rate,

                                                (v)   Minimum Rate,

                                               (vi)   Initial Interest
                                                      Rate,

                                              (vii)   Interest Reset
                                                      Dates,

                                             (viii)   Calculation Date,

                                               (ix)   Interest
                                                      Determination Dates,

                                                (x)   Interest Payment
                                                      Dates,

                                               (xi)   Regular Record
                                                      Dates, and

                                              (xii)   Calculation Agent.

                                           13.  Authorized denomi-nations
                                                of Notes denominated in
                                                other than U.S. dollars.

                                           14.  All other terms of the Note
                                                and all other items
                                                necessary to complete the
                                                Note.

                                            Before accepting any offer to
                                            purchase a Certificated Note
                                            that will have terms in addi-
                                            tion to or different from the
                                            terms set forth on any form of
                                            Note previously delivered by
                                            the Company to, and approved
                                            by, the applicable Trustee,
                                            other than merely as a result
                                            of completing any blanks (other
                                            than the "Other Terms" or
                                            equivalent blank) on such form,
                                            the Company will provide a
                                            description of the proposed
                                            different or additional terms
                                            to the applicable Trustee and
                                            its counsel for the purpose of
                                            determining whether such terms
                                            are consistent with the appli-
                                            cable Indenture, are adminis-
                                            tratively acceptable to such
                                            Trustee and its agents and do
                                            not affect such Trustee's or
                                            its agents' own rights, duties
                                            or immunities under the Notes
                                            or the applicable Indenture or
                                            otherwise in a manner which is
                                            not reasonably acceptable to
                                            such Trustee or its agents (all
                                            such terms having been author-
                                            ized, as of the date of these
                                            Administrative Procedures, by
                                            or pursuant to a Board
                                            Resolution and the applicable
                                            Trustee having received, as of
                                            the date of these
                                            Administrative Procedures, all
                                            opinions, certificates and
                                            orders required prior to the
                                            authentication and issuance of
                                            a Note containing such terms).
                                            Any offer to purchase such a

                                            Certificated Note shall only be
                                            accepted by the Company if such
                                            terms shall not be disapproved
                                            by the applicable Trustee or
                                            its counsel on one of the
                                            above-mentioned grounds after
                                            the foregoing review.

                                            In addition, before accepting
                                            any offer to purchase any
                                            Certificated Note to be settled
                                            in fewer than three Business
                                            Days, the Company will verify
                                            that the Senior Trustee or the
                                            Authenticating Agent, as the
                                            case may be, will have adequate
                                            time to prepare and authenti-
                                            cate such Certificated Note.

                                        B.  The Company will advise the
                                            relevant Trustee (and, in the
                                            case of the Subordinated Note
                                            Trustee, the Authenticating
                                            Agent) by telephone (confirmed
                                            in writing at any time on the
                                            next Business Day) or elec-
                                            tronic transmission of the
                                            information set forth in
                                            Settlement Procedure "A" above
                                            and the name of the Agent and
                                            shall instruct the relevant
                                            Trustee or the Authenticating
                                            Agent, as applicable, to
                                            authenticate the Note.  Each
                                            such communication by the
                                            Company shall consti-tute a
                                            representation and warranty by
                                            the Company to each Trustee and
                                            each Agent that (i) such
                                            Certificated Note is then, and
                                            at the time of issuance and
                                            sale thereof will be, duly
                                            authorized for issuance and
                                            sale by the Company, (ii) such
                                            Certificated Note will conform
                                            with the terms of the Indenture
                                            pursuant to which such
                                            Certificated Note is issued and
                                            (iii) upon authentication and
                                            delivery of such Certificated
                                            Note and any other Securities
                                            to be issued on or prior to the
                                            settlement date for such
                                            Certificated Note, the aggre-
                                            gate amount of Securities which
                                            have been issued and sold by
                                            the Company will not exceed the
                                            amount of Securities registered
                                            under the Registration
                                            Statements.

                                        C.  The Company will deliver to
                                            Chemical Bank a pre-printed
                                            five-ply packet for such
                                            Certificated Note, which packet
                                            will contain the following
                                            documents in forms that have
                                            been approved by the Company,
                                            the Agents and the Trustees:

                                            1.  Certificated Note with
                                                customer confirmation.

                                            2.  Stub One - For Trustee.

                                            3.  Stub Two - For Agent.

                                            4.  Stub Three - For the
                                                Company.

                                            5.  Stub Four - For the Authen-
                                                ticating Agent.

                                        D.  The Senior Trustee (or, in the
                                            case of a Subordinated Note,
                                            the Authenticating Agent) will
                                            complete and authenticate such
                                            Certificated Note and deliver
                                            it (with the confirmation) and
                                            Stubs One, Two and Four to the
                                            Agent, and the Agent will
                                            acknowledge receipt of the Note
                                            by stamping or otherwise
                                            marking Stubs One and Four and
                                            returning Stub One to the
                                            relevant Trustee and Stub Four
                                            to the Authenticating Agent in
                                            the case of Subordinated Notes.
                                            Such delivery will be made only
                                            against such acknowl-edgment of
                                            receipt.  Upon verification by
                                            the Agent that a Note has been
                                            properly prepared and authen-
                                            ticated by the Senior Note
                                            Trustee or the Authenticating
                                            Agent, payment therefor will be
                                            made to the Company by the
                                            Agent on the settlement date in
                                            immediately available funds in
                                            an amount equal to the issue
                                            price of such Note less the
                                            Agent's commission.  Such
                                            payment shall be made only upon
                                            prior receipt by the Agent of
                                            immediately available funds
                                            from or on behalf of the
                                            purchaser unless the Agent
                                            decides, at its option, to
                                            advance its own funds for such
                                            payment against subsequent
                                            receipt of funds from the
                                            purchaser.

                                            In the event that any
                                            Certificated Note is incor-
                                            rectly prepared, the applicable
                                            Trustee (and, if a Subordinated
                                            Note, the Authenticating Agent)
                                            will promptly issue a replace-
                                            ment Senior Note or
                                            Subordinated Note, as the case
                                            may be, in exchange for the
                                            incorrectly prepared
                                            Certificated Note.

                                        E.  The Agent will deliver such
                                            Certificated Note (with the
                                            confirmation) to the customer
                                            against payment in immediately
                                            payable funds.  The Agent will
                                            obtain the acknowl-edgment of
                                            receipt of such Certificated
                                            Note by retaining Stub Two.

                                        F.  The applicable Trustee will
                                            send Stub Three to the Company
                                            by first-class mail.

                                        Notwithstanding the foregoing, the
                                        Company, the Agent and the applica-
                                        ble Trustee and its agents may
                                        decide to issue Certificated Notes
                                        which are printed as separate
                                        documents and not as part of
                                        five-ply plackets and may decide to
                                        dispense with the delivery of Stubs
                                        and instead to use different forms
                                        of receipt.  Any such different
                                        arrangements must be agreed to
                                        prior to the acceptance by the
                                        Company of an offer to purchase
                                        Notes.

               Settlement
               ----------
               Procedures
               ----------
               Timetable:               For orders of Certificated Notes
               ----------               solicited by any Agent, as agent,
                                        and accepted by the Company,
                                        Settlement Procedures "A" through
                                        "F" set forth above shall be
                                        completed on or before the
                                        respective times (New York City
                                        time) set forth below:

                                        Settlement
                                        Procedure Time
                                        --------------

                                        A       2:00 P.M.  on the Business
                                                           Day before
                                                           settlement
                                        B-C     3:00 P.M.  on the Business
                                                           Day before
                                                           settlement
                                        D       2:15 P.M.  on settlement
                                                           date
                                        E       3:00 P.M.  on settlement
                                                           date
                                        F       5:00 P.M.  on settlement
                                                           date

                                        Notwithstanding the foregoing, if
                                        the settlement date is the date of
                                        acceptance of the offer to purchase
                                        the Note, Settlement Procedures "A"
                                        through "C" shall be completed on
                                        or before 11:00 A.M. (New York City
                                        time) on the settlement date.

               Fails:                   In the event that a purchaser shall
               ------                   fail to accept delivery of and make
                                        payment for a Note by 3:00 P.M.,
                                        New York City time, on the settle-
                                        ment date therefor, the Agent will
                                        notify the relevant Trustee and, if
                                        applicable, the Authenticating
                                        Agent and the Company by telephone,
                                        confirmed in writing (which may be
                                        given by telex or telecopy), and if
                                        the Note has been delivered to the
                                        Agent, return the Note to the
                                        Senior Note Trustee or the
                                        Authenticating Agent.  The Company
                                        will promptly provide such Trustee
                                        or the Authenticating Agent with
                                        appropriate documentation and
                                        instructions to complete the trans-
                                        actions hereinafter outlined and
                                        will remit to the Agent funds in
                                        the amount, if any, it received
                                        with respect to such Note.  Such
                                        payment will be made on the settle-
                                        ment date for such Note, if possi-
                                        ble, and in any event not later
                                        than the Business Day following
                                        such settlement date. if such fail
                                        shall have occurred for any reason
                                        other than the failure of the Agent
                                        to provide the Settlement Details
                                        to the Company or to provide a con-
                                        firmation to the purchaser within a
                                        reasonable period of time as
                                        described above, the Company will
                                        reimburse the Agent on an equitable
                                        basis for its loss of the use of
                                        funds during the period when they
                                        were credited to the account of the
                                        Company.

                                        Immediately upon receipt of a Note
                                        in respect of which a fail occur-
                                        red, the Senior Note Trustee or
                                        Authenticating Agent will make
                                        appropriate entries in its records
                                        and cancel such Note.

                                                      [Draft--8/18/95]
                                                               Annex B
                                                               -------




                        Paine Webber Group Inc.

                            Terms Agreement
                            ---------------



                                                                , 1995


[PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019]

[CS First Boston Corporation
Park Avenue Plaza
New York, New York 10055]

Dear Sirs:

          Paine Webber Group Inc. (the "Company") proposes, subject to the terms and conditions stated herein and in the Distribution
Agreement dated [         ], 1995 (the "Distribution Agreement"),
among the Company, PaineWebber Incorporated and CS First Boston Corporation, to issue and sell to [PaineWebber Incorporated] [CS First Boston Corporation] (the "Purchaser") the securities specified in the Schedule hereto (the "Purchased Securities"). Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agents, as the agents of the Company, of offers to purchase Securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Nothing contained herein or in the Distribution Agreement shall make any party hereto an agent of the Company or make such party subject to the provisions therein relating to the solicitation of offers to purchase securities from the Company solely by virtue of such party's execution of this Terms Agreement. Each of the representations and warranties set forth in the Distribution Agreement shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty in Section 4 of the Distribution Agreement which makes reference to the Prospectus shall be deemed to be a representation and warranty as of the date of the Distribution Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

          An amendment to one or both of the Registration Statements (as defined in the Distribution Agreement), or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

          Subject to the terms and conditions set forth herein and in the Distribution Agreement incorporated herein by reference, the Company agrees to issue and sell to the Purchaser and the Purchaser agrees to purchase from the Company the Purchased Securities, at the time and place, in the principal amount and at the purchase price set forth in the Schedule hereto.

          If the foregoing is in accordance with your understanding, please sign and return to us the counterparts hereof, and upon acceptance hereof by you this letter and such acceptance hereof, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.


                                PAINE WEBBER GROUP INC.


                                By ________________________
                                   Title:


Accepted:

[PAINEWEBBER INCORPORATED]

[CS FIRST BOSTON CORPORATION]



  By _________________________
     Title:



15N

                                            [Draft--8/18/95]
                                         SCHEDULE TO ANNEX B




Title of Purchased Securities:

     [ %] Medium-Term [Senior] [Subordinated] Notes,
Series [C] [D]


Aggregate Principal Amount:

     $


[Price to Public:]

Purchase Price by [PaineWebber Incorporated) [CS First
Boston Corporation]:

          % of the principal amount of the Purchased
     Securities, plus accrued interest from            to
                     [and accrued amortization, if any, from
                to           ] Method of and Specified Funds
     for Payment of Purchase Price:

     [By certified or official bank check or checks, payable to the order of the Company, in [[New York] Clearing House]
[immediately available] funds]

     [By wire transfer to a bank account specified by the Company in [next day] [immediately available] funds]


Indenture:

     [Senior] [Subordinated) Note Indenture, as defined in the Distribution Agreement


Time of Delivery:


Closing Location:


Maturity:


Interest Rate:

     [   %]

Interest Payment Dates:

     [months and dates)

Other Terms of the Purchased Securities:


Documents to be Delivered:

     The following documents referred to in the Distribution
Agreement shall be delivered as a condition to the Closing:

     [(l) The officers' certificate referred to in Section
          7(c)(i).]

     [(2) The opinion referred to in Section 7(c)(ii).]

     [(3) The opinion referred to in Section 7(c)(iii).]

     [(4) The accountants' letter referred to in Section
          7(c)(iv).]

Other Provisions (including syndicate provisions or Sec-tion 5(l) limitations, if applicable):

                                                     Annex C
                                                     -------





          (A)  The Company 1/ shall furnish to the
                           -
Agents an opinion of the General Counsel of the Company, dated the Closing Date, to the effect that:

          (1) each of the Company and PaineWebber
     Incorporated, Mitchell Hutchins Asset Management Inc. and PaineWebber Real Estate Securities Inc., wholly owned subsidiaries of the Company (individually a "Subsidiary" and collectively the "Subsidiaries"), has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which the failure to qualify and be in good standing would materially and adversely affect the business or condition of the Company and its consolidated Subsidiaries, considered as a whole;

          (2) all of the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and are owned by the Company either directly or through wholly owned subsidiaries, free and clear of any perfected security interest and, to the best knowledge of such counsel, after due inquiry of appropriate officers of the Company, any other security interests, claims, liens or encumbrances, except for restrictions on sales of capital stock contained in debt instruments;

          (3) the Notes conform in all material respects to the description thereof contained in the Prospectus
     (subject to the insertion in the Notes of the maturity dates, the interest rates and other similar terms thereof which will be described in supplements to the Prospectus as contemplated by the Distribution
     Agreement of which this Annex C is a part (the
     "Distribution Assessment"); each of the Indentures has







--------------------

     1/ All capitalized terms used herein and not otherwise
     -
defined shall have the respective meanings ascribed to them in the Distribution Agreement of which this Annex C is a part.

     been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws affecting creditors' rights generally from time to time in effect, and subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Notes have been duly authorized and, when the remaining terms of any Note of either series have been established in accordance with the applicable Indenture and such Note has been duly executed, authenticated, issued and delivered against payment therefor in accordance with the provisions of the applicable Indenture and the Distribution Agreement, will constitute a legal, valid and binding obligation of the Company entitled to the benefits of the applicable Indenture, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect, and subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (4) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in either of the Registration Statements or the Prospectus; there is no franchise, contract or other document of a character required to be described in either of the Registration Statements or the Prospectus or to be filed as an exhibit which is not described or filed as required; and the statements included or incorporated in the Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters;

          (5) the Registration Statements have become effective under the Securities Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of either of the Registration Statements has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act;

          (6) the Distribution Agreement has been duly authorized, executed and delivered by the Company;

          (7) the information required to be set forth in each of the Registration Statements in answer to
     Item 10 (insofar as it relates to such counsel) of Form S-3, to the best knowledge of such counsel, is accurately set forth in such Registration Statement in all material respects or no response is required with respect to such Item; and the authorized equity capitalization of the Company is as described in the documents incorporated by reference in the Prospectus;

          (8) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated in the Distribution Agreement, except such as have been obtained under the Securities Act and the Trust Indenture Act and such as may be required under the "blue sky" laws of any jurisdiction in connection with the sale of Notes;

          (9) none of the issue and sale of the Notes, the consummation by the Company of any other of the transactions contemplated in the Distribution Agreement and the fulfillment of the terms of the Distribution Agreement will conflict with, result in a breach of, or constitute a default under the Restated Certificate of Incorporation, as amended, or By-laws of the Company, or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is bound, or any order or regulation known to such counsel to be applicable to the Company or any of its subsidiaries, of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries; and

          (10) to the best knowledge of such counsel, no holder of securities of the Company has rights to the registration of such securities under either of the Registration Statements.

          In rendering such opinion, such counsel may rely as to matters involving the application of laws of any jurisdiction other than the States of Delaware and New York or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Agents.

          (B) The Company shall furnish to the Agents a letter from the General Counsel of the Company, dated the Closing Date, to the effect that such counsel has no reason to believe that: (i) either Registration Statement and the Prospectus (except the Statements of Eligibility (Form T-1) included as exhibits to the Registration Statements, as to which he need not express any view) were not appropriately responsive in all material respects to the requirements of the Securities Act and the Trust Indenture Act and the respective applicable rules and regulations of the Commission thereunder and (ii) the Registration Statements, at the respective times they became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, at the date of the letter, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                                           [Draft--8/18/95]
                                                                    Annex D
                                                                    -------




                                Accountants' Comfort Letter
                                ---------------------------


                         At each Closing Date and at such times as provided
               in the Distribution Agreement, 1/ Ernst & Young shall
                                              -
               furnish to the Agents or the Purchaser, as the case may be, a letter or letters (which may refer to letters previously delivered to the Agents or the Purchaser, as the case may
               be), dated as of the Closing Date or such other date, in form and substance satisfactory to the Agents or the Purchaser, as the case may be, confirming that they are independent certified public accountants within the meaning of the Securities Act and the Exchange Act and the respective applicable published rules and regulations thereunder, that the response to Item 10 of each of the Registration Statements is correct insofar as it relates to them and stating in effect that:

                         (a) in their opinion the consolidated financial
                    statements and schedules audited by them and incorporated by reference in the Registration Statements and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder;

                         (b) on the basis of a reading of the "Selected
                    Financial Data", if any, included or incorporated in the Registration Statements and the Prospectus and of the latest unaudited consolidated condensed financial statements made available by the Company and its consolidated subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and audit and executive committees of the Company; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent







               --------------------

                    1/ All capitalized terms used herein shall have the
                    -
               meanings ascribed to them in the Distribution Agreement of which this Annex D is a part.

                    to the date of the most recent financial statements included or incorporated in the Registration Statements and the Prospectus, nothing came to their attention which caused them to believe that:

                              (1) the amounts in the unaudited "Summary
                         Financial Information", if any, included in the Prospectus, and the amounts in the "Selected Financial Data", if any, included or incorporated by reference in the Registration Statements and the Prospectus, do not agree with the corresponding amounts in the audited financial statements from which such amounts were derived;

                              (2) any unaudited financial statements
                         included or incorporated in the Registration
                         Statements and the Prospectus do not comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act or any material modifications should be made to the unaudited financial statements for them to be presented in conformity with such generally accepted accounting principles;

                              (3) with respect to the period subsequent to
                         the date of the most recent financial statements included or incorporated in the Registration Statements and the Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the consolidated long-term debt or non-convertible redeemable preferred stock of the Company and its subsidiaries or capital stock of the Company (excluding retained earnings and foreign currency translation adjustment) as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statements and the Prospectus, except in all instances for changes disclosed in such letter or letters; or

                              (4) if any unaudited pro forma consolidated
                         condensed financial statements are included or incorporated by reference in the Registration

                         Statements and the Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company and the acquired company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                         (c) they have performed certain other specified
                    procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statements, as amended, and the Prospectus, as amended or supplemented, and in
                    Exhibit 12 to the Registration Statements, including specified information, if any, included or incorporated from the Company's Annual Report on Form 10-K incorporated therein or specified information, if any, included or incorporated from any of the Company's Quarterly Reports on Form 10-Q incorporated therein, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.